WORLD CLASS
INSTITUTIONAL
ASSET MANAGEMENT
AT A PERSONAL LEVEL

BLACKROCK
CLOSED-END FUNDS

-----------------------------------
ANNUAL REPORT
-----------------------------------

August 31, 2002


BLACKROCK MUNICIPAL BOND TRUST
BLACKROCK MUNICIPAL INCOME TRUST II
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
BLACKROCK FLORIDA MUNICIPAL BOND TRUST
BLACKROCK MARYLAND MUNICIPAL BOND TRUST
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST
BLACKROCK NEW YORK MUNICIPAL BOND TRUST
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

 NOT FDIC
 INSURED

MAY LOSE VALUE
NO BANK GUARANTEE

[BLACKROCK LOGO]

                                TABLE OF CONTENTS


Letter to Shareholders ......................................................  1
Portfolio Managers' Report ..................................................  2
Trust Summaries .............................................................  6
Portfolios of Investments ................................................... 16
Financial Statements
   Statements of Assets and Liabilities ..................................... 29
   Statements of Operations ................................................. 31
   Statements of Changes in Net Assets ...................................... 33
Financial Highlights ........................................................ 35
Notes to Financial Statements ............................................... 37
Independent Auditors' Report ................................................ 41
Dividend Reinvestment Plan .................................................. 42
Trustees Information ........................................................ 43
Investment Summaries ........................................................ 45
Additional Information ...................................................... 51
Glossary .................................................................... 51


--------------------------------------------------------------------------------
                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGERS' REPORT

                                                              September 30, 2002

Dear Shareholder:

     We are pleased to present the first audited annual report for the following BlackRock closed-end municipal funds:

        --------------------------------------------------------------
                                                              PRIMARY
                            TRUST                             EXCHANGE
        --------------------------------------------------------------
        BLACKROCK MUNICIPAL BOND TRUST (BK)                    NYSE
        --------------------------------------------------------------
        BLACKROCK MUNICIPAL INCOME TRUST II (BLE)              AMEX
        --------------------------------------------------------------
        BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (BZA)        NYSE
        --------------------------------------------------------------
        BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (BCL)   AMEX
        --------------------------------------------------------------
        BLACKROCK FLORIDA MUNICIPAL BOND TRUST (BIE)           NYSE
        --------------------------------------------------------------
        BLACKROCK MARYLAND MUNICIPAL BOND TRUST (BZM)          AMEX
        --------------------------------------------------------------
        BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (BLJ)        AMEX
        --------------------------------------------------------------
        BLACKROCK NEW YORK MUNICIPAL BOND TRUST (BQH)          NYSE
        --------------------------------------------------------------
        BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (BFY)     AMEX
        --------------------------------------------------------------
        BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (BHV)          AMEX
        --------------------------------------------------------------

     The annual report reviews the Trusts' stock prices and net asset value
(NAV) performance, summarizes developments in the fixed income markets and discusses recent portfolio management activity for the period ended August 31, 2002.

THE FIXED INCOME MARKETS

     The fixed income markets have generally performed well over the past year, as the LEHMAN BROTHERS U.S. AGGREGATE INDEX (a broad measure of the bond market) returned 8.11% for the 12-month period ended August 31, 2002 with 6.82% of the total return coming during 2002. Uncertainty and volatility remain the primary themes in the U.S. markets, as the underlying economic data does not point convincingly towards either a sustainable recovery or a "double-dip" contraction. Concerns over corporate governance and accounting scandals as well as a declining U.S. dollar continue to weigh on consumer confidence and the equity markets. Consumer confidence, which remained strong from February through May of 2002, has fallen off and finished the period ended August 31, 2002 on a noticeable downtrend. GDP growth experienced positive results over the first quarter, growing at 5.0%, but rose less-than-expected during the second quarter at 1.1%. Upbeat economic data was seen in industrial production, which has advanced for the seventh consecutive month (+0.2%), new home sales, which continue to surprise on the upside (+6.7%) and durable goods orders have rebounded nicely from June's decline (+8.7% in July after a decline of -4.5% in June). While the Federal Reserve (the "Fed") maintains that current monetary policy, "should be sufficient to foster an improving business climate over time," it recognized that risks are, in fact, weighed towards weakness and moved to an easing bias at the August 13, 2002 meeting. However, a benign inflationary environment combined with signs of optimism from recent economic reports could keep the Fed from lowering rates in the near-term.

     Treasuries continued to rally in August, but lagged most alternative fixed income investments. The rally was led by the 10-year bond, which temporarily traded below a 4% yield for the first time in nearly 40 years. Throughout 2002 the short-end of the yield curve also significantly rallied as investors sought a safe haven for their investments. Presently, expectations for a near term rate movement have diminished, and with 2-year yields only slightly above the Fed Funds August 31, 2002 target rate at 2.13% investors have begun to look further out on the yield curve for enhanced return and more attractive yields. As a result of this increased demand for Treasuries with longer maturities, the yield curve has flattened approximately 25 basis points (0.25%) from 2 to 30-years since the end of July.

     The municipal market was one of the strongest performing domestic fixed income sectors during the first half of 2002. Fueling the demand for municipals were both retail and institutional customers' desire for high income with lower credit volatility assets. Yields in the municipal market dropped across the curve with the largest moves coming in the short to intermediate maturities. Two-year yields dropped 41 basis points while 5, 10 and 30-year yields dropped by 49, 43, and 9 basis points, respectively, during the period. By the beginning of April the market place had priced in as much as 175 basis points of tightening by the Fed as evidence that a stronger economy was beginning to emerge. As additional corporate credit scandals became known, namely WorldCom and Adelphia, the equity markets and the economy began to stumble. Similar to the Treasury market, by June the municipal yield curve aggressively priced out a significant amount of Fed easing that had been built in during the first quarter. A remarkable aspect of the strong performance in the second quarter by the municipal market was that it occurred during a period of record bond issuance. Through the end of the second quarter, $162 billion of municipal bonds were issued setting a record for issuance during any six-month period. Most expectations are for 2002 to be the largest issuance year ever with between $300 and $320 billion priced (the previous record is $292 billion in 1993).

     Starting mid-July through August, as the equity markets suffered under increasing concerns about corporate accounting, retail demand for municipal securities accelerated during what is typically a quiet period. This strong demand allowed municipals to perform well versus most domestic fixed income alternatives, but they were unable to match the impressive performance of U.S. Treasuries, which are considered a safe haven by both domestic and international investors in times of uncertainty. Supply in the municipal market continues to be robust as the combination of low interest rates, which allows municipalities to refinance their outstanding higher cost debt much as a homeowner refinances a mortgage, and increased budgetary needs have combined to keep the issuance on pace for a record setting year. From June 30, 2002 through August 30, 2002, yields on 2, 5, 10 and 30-year maturities declined an additional 38, 41, 35, and 25 basis points, respectively.

CALIFORNIA

     California is the nation's most populous state with nearly 34 million residents spread over its 163,707 square miles. This massive population supports the world's 6th largest economy producing a $1.3 trillion annual economic output. The state's vast economy turned sluggish in January 2001, but California's job growth resumed in December 2001. Through July 2002 California has added over 40,000 jobs. However, the unemployment rate is still rising. July 2002's jobless rate was 6.3%, lower than June's peak (6.5%) but significantly higher than July 2001's 5.3%, indicating that even more people are seeking employment.

     California's General Fund revenues increased 48% between 1997-2001 while spending grew at a slower 41% during the same time frame; this spread enabled the state to accumulate a $7 billion surplus in FY2001. More recently, lower revenue receipts reflect a slower economy and the state ended FY2002 with revenues approximately 1% less than projected in the May budget revision. The state's structural imbalance will grow as revenues decline, and the 2003 budget had to close a gap in excess of $23 billion. This was done with revenue enhancements and expenditure cuts. Finally in September, two months into the new fiscal year, the budget was passed and signed by the Governor. The state's General Fund is under additional stress due to the $6.2 billion loan to the Department of Water Resources in 2001 to pay for power purchases. The state had expected to be reimbursed in FY 2002 through a bond sale that remains stalled. In June 2002 the state sold $7.5 billion of revenue anticipation warrants (RAWs) to meet cash needs. California will have to act more promptly to balance revenues and expenditures in the future.

     California's large and diverse economy provides sufficient bondholder security, which is confirmed by Moody's and S&P's A1/A+ credit ratings.

FLORIDA

     The state of Florida's historically strong financial position reflects prudent fiscal management combined with a solid and diversifying economy. In fact, Florida's $472.1 billion total economic output (in 2000) makes it the nation's 4th largest state economy; it is estimated that the gross state product, which grew 3.4% in 2001, is significantly above the U.S. economic growth rate. The state's strong fiscal management is reflected in its maintenance of its annual General Fund balances vis a vis revenues (approximately 2.2% in 2002); this financial cushion provides additional security to both the state and its bondholders. During the recent economic expansion, Florida built up its budget stabilization fund to nearly $1 billion. To date, the state government has met the challenges of declining revenues due to the recession and the manifestations of the September 11th terrorist attacks. Specifically, the state's Revenue Estimating Conference lowered its income expectations, and reduced expenditures, in response to the sharp decline in tourism that significantly impacted Florida's revenues. Sales tax receipts are the General Fund's major revenue source (73% in 2001) with tourists generating much of this income. The revenue revisions were accurate and the state expects to end FY2002 with a small surplus. Florida residents' growing needs for Medicaid (2000 and 2001 combined increase was +22%) and education continue to add pressure to the $50.4 billion budget for FY2003. Florida's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses.

     Florida's population increased at a 1.8% average annual rate between 1990-2000, compared to the 1% rate for the U.S., to over 16.33 million residents. Net migration into the state accounted for 85% of this population growth with approximately one third of the new residents coming from foreign countries. Although economists anticipate slower future growth, Florida's population expansion is expected to exceed that of the nation. The state's economy is anchored by tourism, manufacturing and agriculture. Job creation grew slightly (less than 1%) since September 2001. The 5.3% unemployment rate, (July
2002) is an increase from the same month last year (4.8%) but lower than December's 6.0% peak and significantly below the national average (July 2002 5.9%). Trade and services, the major employment sectors, have remained flat. The September 11th terrorist attacks significantly impacted Florida's heavily tourist dependent economy causing declines in air traffic, the hotel industry, amusement and recreation activities. Manufacturing jobs continue to decline (4.5% year over year) and represent only 6.3% of Florida's employment, which is approximately one half the national level. The construction industry is becoming less important as the state's economy diversifies.

MARYLAND

     Maryland is primarily an urban state with 70% of its 5.3 million residents living in the 11 counties that constitute the "Baltimore--Washington Corridor". The state's highly skilled workforce is heavily concentrated in the service and government employment sectors; information, high technology and defense spending are strong components of the state's economy. A history of relatively low unemployment rates (July 2002 was 4.2% versus 5.9% for the U.S.) has supported personal income growth over the past decade; the state's per capita income has ranked 5th among the states since 1992. This high wealth level supports retail sales tax receipts, which have increased at a 6.34% average annual rate for the past decade. In FY2001 all taxes accounted for 66% of General Fund revenues, which have grown at a 7% average annual rate since 1997.

     Despite some impact from the recent recession, Maryland's General Fund revenues have increased more rapidly than expenditures (7% versus 6%) over the last four years. Prudent financial management combined with growing revenues resulted in a FY2001 General Fund balance equal to 5.26% of revenues and a rate stabilization fund in excess of $800 million. Reserve funds were used in FY2002 to supplement revenues, which dropped below budgeted levels. The state's Aaa/AAA ratings reflect Maryland's strong, diverse economy, above average income levels, and responsible fiscal management, which provide the highest level of bondholder security.

NEW JERSEY

     New Jersey has a strong and diversified economy, however, employment in New Jersey peaked in June 2001. The past decade's economic expansion fueled the state's dramatic increase in per capita disposable personal income to become the highest in the nation. However, this past September, New Jersey's economy was directly shaken by the terrorist attacks. The ramifications of that event combined with the recession have pressured the labor market and resulted in a 21,000-job retrenchment. Reflecting this, the July 2002 unemployment rate increased to 5.4%, significantly higher than the 4.2% rate a year earlier. Manufacturing employment continued to decline in July, shedding 5.3% of the state's industrial jobs, year over year.

     Until this year, New Jersey was able to rely on its strong and growing economy to support annual spending increases. This increasing prosperity, between 1993-2000, enabled New Jersey to afford income, business, and corporate tax reductions and still maintain a year-end operating surplus with reserve funds in excess of $1 billion (2001). In contrast, FY2002 saw significant declines in tax receipts and New Jersey chose to use all of its reserve funds to plug a deficit in excess of 12% of General Fund revenues. The state's debt burden remains manageable despite the 71% increase in appropriation bonds over the past five years. New Jersey's debt ratings (Aa2/AA) were downgraded in 2002 reflecting the sluggish economy.

NEW YORK

     Prudent, proactive and responsive fiscal management combined with sufficient reserve funds helped to cushion the impact of the recession and the September 11th terrorist attacks on New York State's fiscal well-being. After September 11th, economic growth in New York ceased and the unemployment rate grew to 6.0% in July, significantly higher than the 4.8% rate a year earlier. Since July 2001, private sector employment has declined 2.3% or 83,700 jobs; many of the losses were concentrated in New York City. While the state benefits from a broad and diverse economic base and substantial wealth and resources, the impact on the state's budget has been significant. New York used its $1.6 billion surplus from FY2001 to meet the budgetary needs in FY2002 thus diminishing the state's fiscal flexibility. Next year management will be challenged to maintain an operating surplus unless the economy rebounds and tax receipts increase. The FY2003 budget was produced in a timely manner, which helped to maintain New York State's AA rating from S&P.

     The state's fiscal health is directly linked to that of New York City. The recession, the destruction of the World Trade Center and the devastation to lower Manhattan has impacted the city's business structure. New York City lost 83,100 jobs and the unemployment rate grew to 7.9% in July 2002, up from 6.0% the previous year. Private sector jobs began to show the first indications of growth this past spring and the city's employment has increased slowly each month since March. The city's administration ended FY2002 in balance, with a small surplus, and closed a $4 billion budget gap for FY2003. The coming years present New York City with additional challenges; this long-term uncertainty has prompted Moody's to change the outlook on New York City's A2 bond rating to "negative".

VIRGINIA

     Virginia maintains a strong economy with responsible fiscal management and its fiscal position improved significantly over the last decade. The commonwealth's skilled labor pool attracted expanding job opportunities especially in the high tech and government employment sectors. This economic growth produced low unemployment rates and fueled the commonwealth's per capita income, which exceeded that of the U.S. during the 1990's. In fact, Virginia's 2.2% jobless rate, in 2000, was the lowest in the nation and significantly below the national average. The last decade's growing affluence supported Virginia's annual General Fund surpluses and bolstered its financial reserves.

     By 2001, the national recession and particularly the slowdown in technology began to affect the commonwealth's economy. The unemployment rate rose to 3.5% and thus Virginia's revenue increases were more modest while expenditures continued to grow (9.4%), which resulted in a General Fund deficit (5.7%). Despite increasing fiscal pressures, the commonwealth's General Fund balance (principally the rainy day fund) remained significant, at 7.8% of FY2001 General Fund revenues.

     The trend continued into FY2002 when weak revenue growth combined with a decrease in individual income tax receipts was primarily responsible for the 3.8% General Fund revenue decline. The commonwealth's prudent fiscal managers cut costs in an effort to balance revenues and expenditures.

     This year (2002) the actual number of workers in Virginia declined for the first time since 1992 and the commonwealth anticipates that 35,000 jobs will disappear by year-end. The expected employment decline means that personal income growth in 2002 is anticipated to be at the lowest rate in 30 years.

     The commonwealth is rated Aaa/AAA. Continued strong, conservative financial management will be needed to maintain this rating and to provide the highest level of bondholder security.

THE TRUSTS' PORTFOLIOS AND INVESTMENT STRATEGY

     The Trusts' portfolios are actively managed to spread exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trusts to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, each of the Trusts in this report may employ leverage seeking to enhance their income by borrowing at short-term rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trusts can benefit from their use of leverage may affect their ability to pay high monthly income. The use of leverage increases risk, including the risk of greater volatility. There are no assurances that the Trusts leverage strategy will succeed. The table below states the approximate amount of leverage for each Trust at the period ended August 31, 2002.

            --------------------------------------------------------
                                  FUND LEVERAGE
            --------------------------------------------------------
            BLACKROCK MUNICIPAL BOND TRUST                     38%
            --------------------------------------------------------
            BLACKROCK MUNICIPAL INCOME TRUST II                --*
            --------------------------------------------------------
            BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST          38%
            --------------------------------------------------------
            BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II     --*
            --------------------------------------------------------
            BLACKROCK FLORIDA MUNICIPAL BOND TRUST             38%
            --------------------------------------------------------
            BLACKROCK MARYLAND MUNICIPAL BOND TRUST            38%
            --------------------------------------------------------
            BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST          38%
            --------------------------------------------------------
            BLACKROCK NEW YORK MUNICIPAL BOND TRUST            38%
            --------------------------------------------------------
            BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II       --*
            --------------------------------------------------------
            BLACKROCK VIRGINIA MUNICIPAL BOND TRUST            37%
            --------------------------------------------------------

            * On September 19, 2002, the Trust utilized
              leverage by the issuance of preferred shares in the amount of approximately 38% of its total capital.

     We look forward to continuing to manage BlackRock's closed-end funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock closed-end funds. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
------------------------------          ------------------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BBK
--------------------------------------------------------------------------------
Initial Offering Date:                                          April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                  $14.90
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                      $14.76
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.90)(1):               6.80%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                   $ 0.084375
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                $ 1.012500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.90            $15.20          $13.95
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.76            $14.76          $14.28
--------------------------------------------------------------------------------


           The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Industrial & Pollution Control          27%
               ---------------------------------------------------
                Hospitals                               18%
               ---------------------------------------------------
                Housing                                 13%
               ---------------------------------------------------
                Tobacco                                 12%
               ---------------------------------------------------
                City, County & State                     8%
               ---------------------------------------------------
                Transportation                           7%
               ---------------------------------------------------
                Tax                                      6%
               ---------------------------------------------------
                Power                                    3%
               ---------------------------------------------------
                Education                                2%
               ---------------------------------------------------
                Other                                    4%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 24%
               ---------------------------------------------------
                AA/Aa                                    4%
               ---------------------------------------------------
                A/A                                     39%
               ---------------------------------------------------
                BBB/Baa                                 22%
               ---------------------------------------------------
                BB/Ba                                    3%
               ---------------------------------------------------
                B/B                                      1%
               ---------------------------------------------------
                Not Rated                                7%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK MUNICIPAL INCOME TRUST II

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BLE
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $15.00
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.40
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($15.00)(1):                N/A
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.08375
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 1.00500
--------------------------------------------------------------------------------

(1) First monthly distribution was declared on September 20, 2002, payable on October 1, 2002 for common shareholders of record as of September 27, 2002.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $15.00            $15.05          $14.80
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.40            $14.40          $14.31
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Tobacco                                 17%
               ---------------------------------------------------
                City, County & State                    15%
               ---------------------------------------------------
                Hospitals                               15%
               ---------------------------------------------------
                Industrial & Pollution Control          12%
               ---------------------------------------------------
                Education                               10%
               ---------------------------------------------------
                Transportation                           9%
               ---------------------------------------------------
                Tax                                      8%
               ---------------------------------------------------
                Water & Sewer                            8%
               ---------------------------------------------------
                Housing                                  4%
               ---------------------------------------------------
                Power                                    2%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 31%
               ---------------------------------------------------
                AA/Aa                                   11%
               ---------------------------------------------------
                A/A                                     38%
               ---------------------------------------------------
                BBB/Baa                                 11%
               ---------------------------------------------------
                BB/Ba                                    4%
               ---------------------------------------------------
                B/B                                      5%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BZA
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $14.58
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.87
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.58)(1):                6.43%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.078125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.937500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.58            $15.10           $14.24
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.87            $14.87           $14.19
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Education                               21%
               ---------------------------------------------------
                Hospitals                               17%
               ---------------------------------------------------
                Housing                                 14%
               ---------------------------------------------------
                Transportation                           9%
               ---------------------------------------------------
                Tobacco                                  9%
               ---------------------------------------------------
                Water & Sewer                            9%
               ---------------------------------------------------
                City, County & State                     8%
               ---------------------------------------------------
                District                                 3%
               ---------------------------------------------------
                Industrial & Pollution Control           2%
               ---------------------------------------------------
                Power                                    2%
               ---------------------------------------------------
                Lease Revenue                            1%
               ---------------------------------------------------
                Other                                    5%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 34%
               ---------------------------------------------------
                A/A                                     41%
               ---------------------------------------------------
                BBB/Baa                                  9%
               ---------------------------------------------------
                BB/Ba                                    2%
               ---------------------------------------------------
                Not Rated                               14%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BCL
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $15.01
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.42
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($15.01)(1):                N/A
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.08125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.97500
--------------------------------------------------------------------------------

(1) First monthly distribution was declared on September 20, 2002, payable on October 1, 2002 for common shareholders of record as of September 27, 2002.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $15.01            $15.09          $15.00
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.42            $14.42          $14.27
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Education                               26%
               ---------------------------------------------------
                City, County & State                    12%
               ---------------------------------------------------
                Hospitals                               12%
               ---------------------------------------------------
                Transportation                          10%
               ---------------------------------------------------
                District                                 9%
               ---------------------------------------------------
                Tobacco                                  9%
               ---------------------------------------------------
                Lease Revenue                            7%
               ---------------------------------------------------
                Tax                                      5%
               ---------------------------------------------------
                Industrial & Pollution Control           5%
               ---------------------------------------------------
                Power                                    5%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 77%
               ---------------------------------------------------
                A/A                                     14%
               ---------------------------------------------------
                BB/Ba                                    2%
               ---------------------------------------------------
                Not Rated                                7%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK FLORIDA MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BIE
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $14.92
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.90
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.92)(1)                 6.13%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.07625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.91500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.92            $15.30          $14.65
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.90            $14.90          $14.26
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Hospitals                               24%
               ---------------------------------------------------
                Power                                   14%
               ---------------------------------------------------
                Tax                                     14%
               ---------------------------------------------------
                City, County & State                    10%
               ---------------------------------------------------
                Lease Revenue                            9%
               ---------------------------------------------------
                Water & Sewer                            7%
               ---------------------------------------------------
                Education                                5%
               ---------------------------------------------------
                Industrial & Pollution Control           5%
               ---------------------------------------------------
                Transportation                           4%
               ---------------------------------------------------
                Other                                    8%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 60%
               ---------------------------------------------------
                AA/Aa                                    7%
               ---------------------------------------------------
                A/A                                     29%
               ---------------------------------------------------
                Not Rated                                4%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK MARYLAND MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BZM
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $14.95
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.76
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.95)(1):                5.62%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.07000
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.84000
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.95            $15.75          $14.79
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.76            $14.76           14.19
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Education                               23%
               ---------------------------------------------------
                Hospitals                               17%
               ---------------------------------------------------
                Lease Revenue                           16%
               ---------------------------------------------------
                Water & Sewer                           12%
               ---------------------------------------------------
                Transportation                           9%
               ---------------------------------------------------
                City, County & State                     9%
               ---------------------------------------------------
                Housing                                  6%
               ---------------------------------------------------
                Power                                    4%
               ---------------------------------------------------
                Other                                    4%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 34%
               ---------------------------------------------------
                AA/Aa                                   23%
               ---------------------------------------------------
                A/A                                     35%
               ---------------------------------------------------
                BBB/Baa                                  4%
               ---------------------------------------------------
                Not Rated                                4%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BLJ
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $14.65
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.58
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.65)(1):                6.35%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.07750
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.93000
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.65            $15.25          $14.58
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.58            $14.58          $14.24
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Hospitals                               24%
               ---------------------------------------------------
                Transportation                          17%
               ---------------------------------------------------
                Housing                                 15%
               ---------------------------------------------------
                Lease Revenue                            9%
               ---------------------------------------------------
                Tobacco                                  9%
               ---------------------------------------------------
                City, County & State                     5%
               ---------------------------------------------------
                Education                                5%
               ---------------------------------------------------
                Power                                    4%
               ---------------------------------------------------
                Industrial & Pollution Control           4%
               ---------------------------------------------------
                Recreational                             4%
               ---------------------------------------------------
                Other                                    4%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 26%
               ---------------------------------------------------
                AA/Aa                                    4%
               ---------------------------------------------------
                A/A                                     44%
               ---------------------------------------------------
                BBB/Baa                                 18%
               ---------------------------------------------------
                B/B                                      4%
               ---------------------------------------------------
                Not Rated                                4%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK NEW YORK MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BQH
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $14.50
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.83
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($14.50)(1):                6.31%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.07625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.91500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $14.50            $15.21          $13.60
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.83            $14.83          $14.22
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Transportation                          18%
               ---------------------------------------------------
                Housing                                 13%
               ---------------------------------------------------
                Tobacco                                 13%
               ---------------------------------------------------
                Education                               12%
               ---------------------------------------------------
                Water & Sewer                            8%
               ---------------------------------------------------
                Tax                                      8%
               ---------------------------------------------------
                Hospitals                                7%
               ---------------------------------------------------
                City, County & State                     5%
               ---------------------------------------------------
                District                                 5%
               ---------------------------------------------------
                Lease Revenue                            4%
               ---------------------------------------------------
                Power                                    3%
               ---------------------------------------------------
                Other                                    4%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 21%
               ---------------------------------------------------
                AA/Aa                                   30%
               ---------------------------------------------------
                A/A                                     41%
               ---------------------------------------------------
                B/B                                      4%
               ---------------------------------------------------
                Not Rated                                4%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BFY
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $15.10
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.47
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($15.10)(1):                N/A
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.07875
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.94500
--------------------------------------------------------------------------------

(1) First monthly distribution was declared on September 20, 2002, payable on October 1, 2002 for common shareholders of record as of September 27, 2002.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $15.10            $15.45          $15.00
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.47            $14.47          $14.30
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Transportation                          38%
               ---------------------------------------------------
                Education                               16%
               ---------------------------------------------------
                Water & Sewer                           12%
               ---------------------------------------------------
                Tobacco                                 12%
               ---------------------------------------------------
                Tax                                      7%
               ---------------------------------------------------
                District                                 6%
               ---------------------------------------------------
                Hospitals                                3%
               ---------------------------------------------------
                Housing                                  3%
               ---------------------------------------------------
                Power                                    3%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 33%
               ---------------------------------------------------
                AA/Aa                                   55%
               ---------------------------------------------------
                A/A                                      6%
               ---------------------------------------------------
                B/B                                      6%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF AUGUST 31, 2002

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                     BHV
--------------------------------------------------------------------------------
Initial Offering Date:                                           April 30, 2002
--------------------------------------------------------------------------------
Closing Share Price as of 8/31/02:                                   $15.20
--------------------------------------------------------------------------------
Net Asset Value as of 8/31/02:                                       $14.90
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 8/31/02 ($15.20)(1):                5.58%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                    $ 0.070625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                 $ 0.847500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's share price and NAV from inception date to 8/31/02:

                                   ---------------------------------------------
                                       8/31/02            HIGH             LOW
--------------------------------------------------------------------------------
SHARE PRICE                            $15.20            $15.70          $14.81
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $14.90            $14.90          $14.11
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
               ---------------------------------------------------
                SECTOR                            AUGUST 31, 2002
               ---------------------------------------------------
                Transportation                          20%
               ---------------------------------------------------
                Water & Sewer                           19%
               ---------------------------------------------------
                City, County & State                    19%
               ---------------------------------------------------
                Hospitals                               13%
               ---------------------------------------------------
                Housing                                 11%
               ---------------------------------------------------
                Lease Revenue                           10%
               ---------------------------------------------------
                Education                                4%
               ---------------------------------------------------
                Other                                    4%
               ---------------------------------------------------

                                CREDIT BREAKDOWN*
               ---------------------------------------------------
                CREDIT RATING                    AUGUST 31, 2002
               ---------------------------------------------------
                AAA/Aaa                                 47%
               ---------------------------------------------------
                AA/Aa                                   24%
               ---------------------------------------------------
                A/A                                     22%
               ---------------------------------------------------
                Not Rated                                7%
               ---------------------------------------------------

               ------------
               * Using the higher of Standard & Poor's, Moody's
                 or Fitch's rating. Percentages based on long-term investments.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                              (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--159.8%
                        ALABAMA--11.5%
Baa2         $ 9,250    Courtland Ind. Dev. Brd. Solid Wst. Disp. Rev., Champion Intl. Corp. Proj.,
                          Ser. A, 6.50%, 9/01/25 ...................................................... 09/05 @ 102  $ 9,511,868
A2             7,500    Huntsville Hlth. Care Auth. Rev., Ser. A, 5.75%, 6/01/31 ...................... 06/11 @ 101    7,637,475
                                                                                                                     -----------
                                                                                                                      17,149,343
                                                                                                                     -----------
                        ALASKA--6.8%
Aa1           10,000    Valdez Marine Term. Rev., BP Pipelines Inc. Proj., Ser. A, 5.85%, 8/01/25 ..... 08/03 @ 102   10,243,000
                                                                                                                     -----------
                        CALIFORNIA--4.5%
BB-            8,000    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. B, 7.50%, 12/01/24 ..................................................... 12/12 @ 102    6,667,360
                                                                                                                     -----------
                        CONNECTICUT--10.4%
                        Connecticut St. Dev. Auth. PCR, Connecticut Lt. & Pwr.,
A3             6,500      Ser. A, 5.85%, 9/01/28 ...................................................... 10/08 @ 102    6,754,540
A3             8,500      Ser. B, 5.95%, 9/01/28 ...................................................... 10/08 @ 102    8,731,370
                                                                                                                     -----------
                                                                                                                      15,485,910
                                                                                                                     -----------
                        DISTRICT OF COLUMBIA--6.9%
AAA           33,450    Dist. Columbia Rev., Cap. Appr. Univ. Georgetown, Ser. A, Zero Coupon,
                          4/01/38, MBIA ............................................................ 04/11 @ 20.243    4,140,441
AAA            6,000    Dist. Columbia Tax Incr. Rev., Gallary Place Proj., 5.40%, 7/01/31, FSA ....... 07/12 @ 100    6,157,740
                                                                                                                     -----------
                                                                                                                      10,298,181
                                                                                                                     -----------
                        FLORIDA--15.9%
Baa3           6,200    Martin Cnty. Indl. Dev. Auth., Indl. Dev. Rev., Indiantown Cogeneration
                          Proj., Ser. A, 7.875%, 12/15/25 ............................................. 12/04 @ 102    6,406,460
A3            10,000    Orange Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist Hlth. Sys., 5.625%,
                          11/15/32 .................................................................... 11/12 @ 101    9,966,900
AAA            7,255    Palm Beach Cnty. Hsg. Fin. Auth., Mult. Fam. Rev., Indian Trace Apts., Ser. A,
                          5.625%, 1/01/44, FSA ........................................................ 01/12 @ 100    7,351,491
                                                                                                                     -----------
                                                                                                                      23,724,851
                                                                                                                     -----------
                        ILLINOIS--29.2%
AAA           23,065    Bolingbrook, GO, Ser. B, Zero Coupon, 1/01/36, FGIC ......................... 01/12 @ 23.018   3,183,892
NR            10,500++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 .................... 10/14 @ 100   10,746,362
AAA            9,880    Chicago, GO, Ser. A, 5.50%, 1/01/38, MBIA ..................................... 01/11 @ 101   10,201,693
Baa2           6,000    Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fund Univ.
                          Ctr. Proj., 6.25%, 5/01/34 .................................................. 05/07 @ 100    6,006,540
A-             6,000    Illinois Hlth. Facs. Auth. Rev., Lake Forest Hosp., Ser. A, 5.75%, 7/01/29 .... 07/12 @ 100    6,101,700
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place
                          Expansion Proj., Ser. A, MBIA,
AAA           10,000      Zero Coupon, 6/15/35 ....................................................... No Opt. Call    1,587,400
AAA           10,000      Zero Coupon, 12/15/36 ...................................................... No Opt. Call    1,439,200
AAA           10,000      Zero Coupon, 12/15/37 ...................................................... No Opt. Call    1,359,700
AAA            3,000      5.25%, 6/15/42 .............................................................. 06/12 @ 101    3,025,530
                                                                                                                     -----------
                                                                                                                      43,652,017
                                                                                                                     -----------
                        INDIANA--1.4%
NR             2,020    Mult. Fam. Hsg. Rev. Bond Pass-Thru Cert. Beneficial Ownership, Canterbury
                          House Apts., Ser. 1, 5.90%, 12/01/34 ........................................ 12/11 @ 100    2,052,845
                                                                                                                     -----------
                        KANSAS--3.5%
A3             5,000    Wichita Arpt. Auth. Arpt. Facs. Rev., Cessna Citation Svc. Ctr., Ser. A,
                          6.25%, 6/15/32 .............................................................. 06/12 @ 101    5,214,350
                                                                                                                     -----------
                        LOUISIANA--3.9%
A3             6,000    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Ser. B, 5.50%,
                          5/15/32 ..................................................................... 05/12 @ 101    5,813,580
                                                                                                                     -----------
                        MASSACHUSETTS--5.0%
AAA            7,500    Massachusetts St. Tpke. Auth., Met. Hwy. Sys. Rev., Ser. A, 5.00%, 1/01/37,
                          MBIA ........................................................................ 01/07 @ 102    7,429,275
                                                                                                                     -----------
                        MICHIGAN--3.0%
Baa2           4,500    Delta Cnty. Econ. Dev. Corp., Environ. Impvt. Rev., Mead Westvaco Escanaba,
                          Ser. A, 6.25%, 4/15/27 ...................................................... 04/12 @ 100    4,432,725
                                                                                                                     -----------



                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                              (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        NEW JERSEY--7.2%
                        New Jersey Econ. Dev. Auth.,
Baa3         $ 7,500      Econ. Dev. Rev., Kapkowski Road Landfill Proj., 6.50%, 4/01/28 ............. No Opt. Call  $ 8,229,525
B+             3,000      Spl. Fac. Rev., Continental Airlines Inc. Proj., 7.20%, 11/15/30 ...........  11/10 @ 101    2,508,030
                                                                                                                     -----------
                                                                                                                      10,737,555
                                                                                                                     -----------
                        OREGON--0.7%
NR             1,000    Mult. Fam. Hsg. Rev. Bond Pass-Thru Cert. Beneficial Ownership, Pacific
                          Tower Apts., Ser. 6, 6.05%, 11/01/34 .......................................  06/12 @ 100    1,013,840
                                                                                                                     -----------
                        RHODE ISLAND--6.5%
A1            10,000    Tobacco Settlement Fin. Corp., Tobacco Settlement Rev., Ser. A, 6.25%,
                          6/01/42 ....................................................................  06/12 @ 100    9,729,000
                                                                                                                     -----------
                        SOUTH CAROLINA--6.7%
A1            10,000    Tobacco Settlement Rev. Mgmt. Auth., Tobacco Settlement Rev., Ser. B,
                          6.375%, 5/15/28 ............................................................  05/11 @ 101   10,052,400
                                                                                                                     -----------
                        TEXAS--20.0%
AAA           11,690    Harris Cnty. Houston Sports Auth. Rev., Ser. G, Zero Coupon, 11/15/41,
                          MBIA ..................................................................... 11/31 @ 53.779    1,253,285
NR             2,840    Mult. Fam. Hsg. Rev. Bond Pass-Thru Cert. Beneficial Ownership, Copperwood
                          Ranch Apts., Ser. 9, 5.95%, 11/01/35 ........................................ 06/12 @ 100    2,879,504
Baa2          10,000    Red River Auth., PCR, Celanese Proj., Ser. B, 6.70%, 11/01/30 ................. 05/12 @ 101   10,391,300
AAA           60,000    Texas St. Tpke. Auth. Central Texas, Central Texas Tpke. Sys. Rev.,
                          Zero Coupon, 8/15/35, AMBAC .............................................. 08/12 @ 25.665    8,464,200
Baa1           6,840    Tyler Hlth. Facs. Dev., Corp. Hosp. Rev., Mother Frances Hosp. Regl. Hlth,
                          6.00%, 7/1/31 ............................................................... 07/12 @ 100    6,892,942
                                                                                                                     -----------
                                                                                                                      29,881,231
                                                                                                                     -----------
                        VIRGINIA--3.4%
A2             5,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr.
                          Arlington Hlth. Sys., 5.25%, 7/01/31 ........................................ 07/11 @ 101    5,036,500
                                                                                                                     -----------
                        WEST VIRGINIA--1.9%
AAA           20,255    West Virginia St. Hsg. Dev. Fund, Hsg. Fin. Rev., Zero Coupon, 11/01/37 ...... No Opt. Call    2,896,060
                                                                                                                     -----------
                        WISCONSIN--11.4%
A1            10,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 ......................... 06/12 @ 100    9,913,700
A2             7,000    Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wheaton Franciscan Svcs.,
                          5.75%, 8/15/30 .............................................................. 02/12 @ 101    7,142,240
                                                                                                                     -----------
                                                                                                                      17,055,940
                                                                                                                     -----------
                        TOTAL LONG-TERM INVESTMENTS (COST $233,262,988) ...............................              238,565,963
                                                                                                                     -----------
                        SHORT-TERM INVESTMENTS**--0.1%
VMIG1             75    Harrisburg Auth. Rev., 1.41%, 9/05/02, FRWD (cost $75,000) ....................     N/A           75,000
                                                                                                                     -----------
                        TOTAL INVESTMENTS--159.9% (COST $233,337,988) .................................              238,640,963
                        Other assets in excess of liabilities--0.7% ...................................                1,122,007
                        Preferred shares at redemption value, including dividends payable--(60.6)% ....              (90,510,410)
                                                                                                                     -----------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ............................             $149,252,560
                                                                                                                     ===========

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 7.2% of its net assets in securities restricted as to resale.

----------------------------------------------------------------------------------------------------
                                      KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
FRWD  -- Floating Rate Weekly Demand                    PCR  -- Pollution Control Revenue
FSA   -- Financial Security Assurance
----------------------------------------------------------------------------------------------------





                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK MUNICIPAL INCOME TRUST II

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--94.3%
                        ALABAMA--3.6%
AAA          $12,000    Birmingham Wtr. Wks. & Swr. Brd., Wtr. & Swr. Rev., Ser. B, 5.00%,
                          1/01/43, MBIA .............................................................. 01/13 @ 100  $ 11,799,960
                                                                                                                    ------------
                        CALIFORNIA--3.5%
BB-           13,500    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. C, 7.50%, 12/01/24 .................................................... 12/12 @ 102    11,251,170
                                                                                                                    ------------
                        COLORADO--1.2%
AAA            4,000    Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser. A, 5.25%, 6/15/41, FSA ............  06/11 @ 102    4,047,280
                                                                                                                    ------------
                        DISTRICT OF COLUMBIA--4.8%
A1            15,000    Dist. Columbia Tobacco Settlement Fin. Corp., 6.75%, 5/15/40 .................  05/11 @ 101   15,387,000
                                                                                                                    ------------
                        FLORIDA--4.0%
AA            10,000    Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic, Ser. C, 5.50%,
                          11/15/36 ................................................................... 11/11 @ 101    10,273,100
A2             2,650    Leesburg Hosp. Rev., Leesburg Regl. Med Ctr. Proj., 5.50%, 7/01/32 ........... 07/12 @ 100     2,645,150
                                                                                                                    ------------
                                                                                                                      12,918,250
                                                                                                                    ------------
                        ILLINOIS--13.1%
AAA            4,000    Bolingbrook, GO, Ser. A, 5.375%, 1/01/38, FGIC ............................... 01/12 @ 100     4,078,480
A3             5,000    Illinois Dev. Fin. Auth. Hosp. Rev., Adventist Hlth. Sys./Sunbelt Obl.,
                          5.65%, 11/15/24 ............................................................ 11/09 @ 101     4,997,700
AAA           15,000    Illinois Sports Facs. Auth., St. Tax Supported Rev., Zero Coupon, 6/15/30,
                          AMBAC ...................................................................... 06/15 @ 101     9,960,900
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place
                          Expansion Proj., Ser. A, MBIA,
AAA           45,190      Zero Coupon, 6/15/33 ...................................................... No Opt. Call     8,126,066
AAA            5,000      Zero Coupon, 6/15/40 ...................................................... No Opt. Call       581,100
AAA           14,500      5.25%, 6/15/42 ............................................................. 06/12 @ 101    14,623,395
                                                                                                                    ------------
                                                                                                                      42,367,641
                                                                                                                    ------------
                        INDIANA--7.8%
Aa2            5,000    Indiana Hlth. Fac. Fin. Auth. Rev., Ascension Hlth., Ser. F, 5.375%,
                          11/15/25 ................................................................... 11/12 @ 101     4,983,800
AAA           19,735    Indianapolis Local Pub. Impvt. Bond Bank, Wtr. Wks. Proj., Ser. A, 5.25%,
                          7/01/33, MBIA .............................................................. 07/12 @ 100    20,118,846
                                                                                                                    ------------
                                                                                                                      25,102,646
                                                                                                                    ------------
                        LOUISIANA--7.2%
A3            24,000    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Ser. B, 5.50%,
                          5/15/32 .................................................................... 05/12 @ 101    23,254,320
                                                                                                                    ------------
                        MICHIGAN--3.1%
Aa2           10,000    Michigan St. Hosp. Fin. Auth. Rev., Ascension Hlth., Ser. B, 5.25%, 11/15/26   11/12 @ 101     9,919,900
                                                                                                                    ------------
                        NEW JERSEY--6.8%
                        New Jersey Econ. Dev. Auth.,
Baa3           7,475      Econ. Dev. Rev., Kapkowski Road Landfill Proj., 6.50%, 4/01/28 ............ No Opt. Call     8,202,093
Baa3           5,000      Econ. Dev. Rev., Kapkowski Road Landfill Proj., 6.50%, 4/01/31 ............ No Opt. Call     5,448,300
B+            10,100      Spl. Fac. Rev., Continental Airlines Inc. Proj., 7.20%, 11/15/30 ........... 11/10 @ 101     8,443,701
                                                                                                                    ------------
                                                                                                                      22,094,094
                                                                                                                    ------------
                        NEW YORK--2.7%
B3             8,800    Port Auth. New York & New Jersey Spec. Oblig. Rev., Cont'l./Eastern Proj.
                          LaGuardia, 9.00%, 12/01/10 ................................................. 10/02 @ 101     8,818,568
                                                                                                                    ------------
                        NORTH CAROLINA--1.3%
Aa1            4,250    No. Carolina Cap. Facs. Fin. Agcy. Rev., Duke Univ. Proj., Ser. A, 5.125%,
                          7/01/42 .................................................................... 10/12 @ 100     4,249,490
                                                                                                                    ------------
                        RHODE ISLAND--4.4%
A1            14,620    Tobacco Settlement Fin. Corp., Tobacco Settlement Rev., Ser. A, 6.25%,
                          6/01/42 .................................................................... 06/12 @ 100    14,223,798
                                                                                                                    ------------
                        SOUTH CAROLINA--7.4%
                        Greenwood Cnty. Hosp. Rev., Self Mem. Hosp. Facs.,
A2             3,280      5.50%, 10/01/26 ............................................................ 10/11 @ 100     3,306,666
A2             3,250      5.50%, 10/01/31 ............................................................ 10/11 @ 100     3,262,480
AA             3,750    So. Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Georgetown Mem. Hosp.,
                          5.375%, 2/01/30, RAA ....................................................... 08/11 @ 100     3,767,513
A1            13,445    So. Carolina Tobacco Settlement Auth. Rev., Ser. B, 6.375%, 5/15/30 ......... No Opt. Call    13,557,938
                                                                                                                    ------------
                                                                                                                      23,894,597
                                                                                                                    ------------
                        SOUTH DAKOTA--3.1%
A1            10,000    Edl. Enhancement Funding Corp., Tobacco Settlement Rev., Ser. B, 6.50%,
                          6/01/32 ..................................................................... 6/12 @ 101     9,882,300
                                                                                                                    ------------



                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        TEXAS--12.7%
Baa2         $20,000    Gulf Coast Wst. Disp. Auth., Environ. Impvt. Rev., Ser. A, 6.10%, 8/01/24 .... 08/12 @ 100  $ 20,170,800
                        Texas St. Tpke. Auth., Central Texas Tpke. Sys. Rev., AMBAC,
AAA           73,370      Zero Coupon, 8/15/36 .................................................... 08/12 @ 24.171     9,742,069
AAA           65,000      Zero Coupon, 8/15/37 .................................................... 08/12 @ 22.708     8,095,750
AAA           27,600      Zero Coupon, 8/15/38 .................................................... 08/12 @ 21.384     3,227,544
                                                                                                                    ------------
                                                                                                                      41,236,163
                                                                                                                    ------------

                        VIRGINIA--1.6%
A2             5,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr.
                          Arlington Hlth. Sys., 5.25%, 7/01/25 ....................................... 07/11 @ 101     5,069,700
                                                                                                                    ------------
                        WISCONSIN--6.0%
A1            14,500    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 ........................ 06/12 @ 100    14,374,865
A2             5,000    Wisconsin St. Hlth. & Edl. Facs. Auth. Rev., Wheaton Franciscan Svcs.,
                          5.75%, 8/15/25 ............................................................. 02/12 @ 101     5,129,650
                                                                                                                    ------------
                                                                                                                      19,504,515
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $303,375,734) ..............................               305,021,392
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS**--26.6%
                        ALABAMA--6.2%
VMIG1         10,000    Homewood Edl. Bldg. Auth. Rev., Edl. Facs. Samford Univ., 1.80%, 9/03/02,
                          FRDD .......................................................................      N/A       10,000,000
A1+           10,000    Jefferson Cnty., GO, Ser. B, 1.80%, 9/03/02, FRDD ............................      N/A       10,000,000
                                                                                                                    ------------
                                                                                                                      20,000,000
                                                                                                                    ------------
                        CALIFORNIA--2.8%
VMIG1             75    California Hlth. Facs. Fin. Auth. Rev., Insured Scripps Hlth., Ser. B, 1.18%,
                          9/04/02, FRWD ..............................................................      N/A           75,000
A1+            9,000    Orange Cnty. Sanitation Dists., COP, Ser. B, 1.85%, 9/03/02, FRDD ............      N/A        9,000,000
                                                                                                                    ------------
                                                                                                                       9,075,000
                                                                                                                    ------------
                        MARYLAND--3.1%
A1+           10,000    Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Pooled Ln. Prog., Ser. D,
                          1.35%, 9/05/02, FRWD .......................................................      N/A       10,000,000
                                                                                                                    ------------
                        MASSACHUSETTS--1.2%
VMIG1          4,000    Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Boston Univ., Ser. Q-1, 1.35%,
                          9/05/02, FRWD ..............................................................      N/A        4,000,000
                                                                                                                    ------------
                        MISSOURI--0.6%
A1+            2,000    Missouri St. Hlth. and Edl. Facs. Auth. Edl., Facs. Rev., Washington Univ.,
                          Ser. C, 1.80%, 9/03/02, FRDD ...............................................      N/A        2,000,000
                                                                                                                    ------------
                        NEW JERSEY--5.4%
VMIG1          6,650    New Jersey Econ. Dev. Auth., Econ. Dev. Rev., Airis Newark LLC Proj., 1.30%,
                          9/05/02, FRWD ..............................................................      N/A        6,650,000
A1+           10,700    New Jersey St. Edl. Facs. Auth. Rev., Princeton Univ., Ser. B, 1.60%, 9/03/02,
                          FRDD .......................................................................      N/A       10,700,000
                                                                                                                    ------------
                                                                                                                      17,350,000
                                                                                                                    ------------
                        NEW YORK--3.1%
VMIG1         10,000    New York City, GO, Ser. H, 1.80%, 9/03/02, FRDD ..............................      N/A       10,000,000
                                                                                                                    ------------
                        NORTH CAROLINA--1.7%
F1+            5,540    No. Carolina Edl. Facs. Fin. Agcy. Rev., Edl. Facs. Gaston Day Sch., 1.40%,
                          9/05/02, FRWD ..............................................................      N/A        5,540,000
                                                                                                                    ------------
                        OREGON--2.5%
A1+            8,000    Oregon St., GO, Ser. 73E, 1.25%, 9/04/02, FRWD ...............................      N/A        8,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $85,965,000) ..............................                85,965,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--120.9% (COST $389,340,734) ................................               390,986,392

                        Liabilities in excess of other assets--(20.9)% ...............................               (67,503,558)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $323,482,834
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------------------------------------------
                                      KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  FSA  -- Financial Security Assurance
COP   -- Certificate of Participation                   GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
FRDD  -- Floating Rate Daily Demand                     RAA  -- Radian Asset Assurance
FRWD  -- Floating Rate Weekly Demand
----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.2%
                        CALIFORNIA--154.9%
AAA          $ 5,000    Anaheim Pub. Fin. Auth. Lease Rev., Pub. Impvts Proj., Ser. C, Zero Coupon,
                          9/01/32, FSA .............................................................. No Opt. Call     $ 991,100
                        California Cnty. Tobacco Sec. Agcy., Asset Bkd., Ser. A,
A              4,000      Kern Cnty. Fdg., 6.125%, 6/01/43 ..........................................  06/12 @ 100     4,001,800
A1             3,250      Stanislaus Fdg., 5.875%, 6/01/43 ..........................................  06/12 @ 100     3,228,128
A2             4,000    California Edl. Facs. Auth. Rev., Univ. of San Diego, Ser. A, 5.25%,
                          10/01/30 ..................................................................  10/12 @ 100     4,066,880
A+             3,270    California Hlth. Facs. Fin. Auth. Rev., Insured Hlth. Fac. Valleycare,
                          Ser. A, 5.375%, 5/01/27 ...................................................  05/12 @ 100     3,323,595
AAA           20,000    California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. K, Zero Coupon, 2/01/33,
                          MBIA ..................................................................... 02/12 @ 27.46     3,343,800
                        California Infrastructure & Econ. Dev.,
AAA            3,500      Bank Insd. Rev., Rand Corp., Ser. A,
                          5.25%, 4/01/42, AMBAC .....................................................  04/12 @ 100     3,542,805
AAA            3,000      Bank Lease Rev., Asian Museum Fdtn. of San Francisco, 5.25%, 6/01/30, MBIA   06/07 @ 101     3,057,720
A-             3,750      Bank Rev., J David Gladstone Inst. Proj., 5.25%, 10/01/34 .................  10/11 @ 101     3,733,612
A1             2,500    California St., GO, 5.25%, 4/01/30 ..........................................  04/12 @ 100     2,540,250
                        California Statewide Cmnty. Dev. Auth. Rev.,
A3             5,000      Kaiser Permanente, Ser. A, 5.50%, 11/01/32 ................................  11/12 @ 100     5,088,500
A2             3,250      Sutter Hlth. Oblig Grp., Ser. B, 5.625%, 8/15/42 ..........................  04/12 @ 100     3,294,947
NR             3,500++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ..................  10/14 @ 100     3,582,121
Baa3           3,750    Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev., 5.75%, 1/15/40 ......  01/10 @ 101     3,791,775
AAA            2,000    Los Angeles Cnty. Sch. Regionalized Business Svcs., COP, Cnty. Schs Pooled
                          Fin. Prog., Ser. B, 5.125%, 9/01/31, AMBAC ................................  10/02 @ 100     2,001,080
AAA            3,500    Los Angeles Dept. Wtr. & Pwr., Wtr. Wks. Rev., Ser. A, 5.125%, 7/01/41, FGIC   07/11 @ 100     3,526,285
                        Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
BB-            1,000      Ser. B, 7.50%, 12/01/24 ...................................................  12/12 @ 102       833,420
BB-            1,000      Ser. C, 7.50%, 12/01/24 ...................................................  12/12 @ 102       833,420
                        Mult. Fam. Hsg. Rev. Bond Pass Through Cert., Beneficial Ownership,
NR             2,425      Westgate Courtyard Apts., Ser. 3, 5.80%, 11/01/34 .........................  12/11 @ 100     2,457,810
NR             2,240      San Lucas Apts., Ser. 5, 5.95%, 11/01/34 ..................................  06/12 @ 100     2,271,159
NR             2,400    Orange Cnty. Cmnty. Facs. Dist. Spl. Tax, Ladera Ranch, Ser. A, 6.00%,
                          8/15/32 ...................................................................  08/10 @ 101     2,444,760
BBB            3,000    Palm Springs Mobile Home Park Rev., Sahara Mobile Home Park, 5.75%, 5/15/37 .  05/12 @ 102     3,041,910
AAA            3,500    San Francisco Bay Area Rapid Trans., Dist. Sales Tax Rev., 5.125%, 7/01/36,
                          AMBAC .....................................................................  07/11 @ 100     3,541,230
AAA           15,000    Santa Ana Unified Sch. Dist., COP, Cap. Appr. Fin. Proj., Zero Coupon,
                          4/01/29, FSA .............................................................. No Opt. Call     3,575,400
AAA            3,500    Santa Clara Valley Wtr. Dist., Wtr. Util. Sys. Rev., Ser. A, 5.125%,
                          6/01/31, FGIC .............................................................  06/10 @ 100     3,536,575
A1             1,500    Torrance Hosp. Rev., Torrance Mem. Med Ctr., Ser. A, 5.50%, 6/01/31 .........  06/11 @ 101     1,527,870
                                                                                                                    ------------
                                                                                                                      77,177,952
                                                                                                                    ------------
                        PUERTO RICO--3.3%
A-             1,645    Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. II, 5.25%, 7/01/31 ............  07/12 @ 101     1,672,735
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.2% (COST $76,659,996) ................................                 78,850,687
                        Other assets in excess of liabilities--1.9% .................................                    965,221
                        Preferred shares at redemption value, including dividends payable--(60.1)% ..                (29,981,653)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $ 49,834,255
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 7.2% of its net assets in securities restricted as to resale.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  FSA  -- Financial Security Assurance
COP   -- Certificate of Participation                   GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
----------------------------------------------------------------------------------------------------




                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--73.2%
                        Anaheim Pub. Fin. Auth. Lease Rev., Pub. Impvt. Proj., Ser. C, FSA,
AAA          $15,000      Zero Coupon, 9/01/34 ...................................................... No Opt. Call   $ 2,669,100
AAA           10,000      Zero Coupon, 9/01/36 ...................................................... No Opt. Call     1,597,400
A1             4,500    California Cnty. Tobacco Securitization Agcy., Tobacco Settlement Rev.,
                          Gold Country Fdg. Corp., 6.00%, 6/01/38 ...................................  06/12 @ 100     4,493,880
                        California Statewide Fin. Auth., Tobacco Settlement Rev.,
A1             5,000      6.00%, 5/01/37 ............................................................  05/12 @ 100     4,921,500
A1             1,750      Ser. B, 6.00%, 5/01/43 ....................................................  05/12 @ 100     1,734,460
AAA            6,000    Corona Norco Unified Sch. Dist. Spl. Tax, Cmnty. Facs. Dist. No. 98-1,
                          5.10%, 9/01/32, AMBAC .....................................................  09/12 @ 100     6,067,440
                        Foothill / Eastn. Transp. Corridor Agcy., Toll Road Rev., Ser. A,
AAA           15,470      Zero Coupon, 1/01/26 ......................................................       ETM        4,515,848
AAA            4,890      Zero Coupon, 1/01/30 ......................................................       ETM        1,146,314
AAA            5,000    La Quinta Redev. Agcy. Tax Allocation, Redev. Proj. Area No. 1, 5.125%,
                          9/01/32, AMBAC ............................................................  09/12 @ 102     5,076,650
BB-            2,500    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. C, 7.50%, 12/01/24 ...................................................  12/12 @ 102     2,083,550
                        Oxnard Impvt. Bond Act 1915, Spec. Assmt. Dist. No. 01 1 Rice Avenue,
NR             2,000      5.625%, 9/02/27 ...........................................................  03/03 @ 103     1,933,640
NR             2,000      5.70%, 9/02/32 ............................................................  03/03 @ 103     1,935,860
AAA            4,500    Port Oakland, Ser. L, 5.00%, 11/01/32, FGIC .................................  11/12 @ 100     4,494,060
AAA            5,000    Poway Redev. Agcy. Tax Allocation, Paguay Redev. Proj., 5.125%, 6/15/33,
                          AMBAC .....................................................................  12/11 @ 101     5,067,200
AAA            5,000    Sacramento City Fin. Auth. Rev., Cap. Impvt., Ser. A, 5.00%, 12/01/32, AMBAC   06/11 @ 100     5,021,500
                        San Diego Unified Sch. Dist., Election 1998, Ser. D, FGIC,
AAA            8,000      5.00%, 7/01/27 ............................................................  07/12 @ 100     8,067,760
AAA            8,665      5.25%, 7/01/23 ............................................................  07/12 @ 101     9,066,016
AAA           30,000    San Joaquin Hills Trans. Corridor Agcy., Toll Road Rev., Ser. A, Zero
                          Coupon, 1/15/34, MBIA ..................................................... No Opt. Call     5,522,100
                        Tustin Unified Sch. Dist. Spec. Tax Rev., Cmnty. Facs. Dist. 97-1,
AAA            5,000      Ser. A, 5.00%, 9/01/38, FSA ...............................................  09/12 @ 100     5,005,400
NR             2,000      Ser. B, 5.60%, 9/01/29 ....................................................  09/12 @ 101     1,976,660
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $81,579,816) ..............................                 82,396,338
                        SHORT-TERM INVESTMENTS**--41.6%
                        ALABAMA--8.9%
VMIG1          5,000    Homewood Edl. Bldg. Auth. Rev., Edl. Facs. Samford Univ., 1.80%,
                          9/03/02, FRDD .............................................................       N/A        5,000,000
A1+            5,000    Jefferson Cnty., GO, Ser. B, 1.80%, 9/03/02, FRDD ...........................       N/A        5,000,000
                                                                                                                    ------------
                                                                                                                      10,000,000
                                                                                                                    ------------
                        CALIFORNIA--8.2%
                        Orange Cnty. Sanitation Dists., COP,
A1+            3,200      1.85%, 9/03/02, FRDD ......................................................       N/A        3,200,000
A1+            4,000      Ser. B, 1.85%, 9/03/02, FRDD ..............................................       N/A        4,000,000
A1             2,000    Orange Cnty. Spec. Fin. Auth., Teeter Plan Rev., Ser. D, 1.30%, 9/04/02,
                          FRWD ......................................................................       N/A        2,000,000
                                                                                                                    ------------
                                                                                                                       9,200,000
                                                                                                                    ------------
                        GEORGIA--1.8%
A1+            2,000    Mun. Elec. Auth. Rev., Proj. One, Ser. C, 1.30%, 9/04/02, FRWD ..............       N/A        2,000,000
                                                                                                                    ------------
                        ILLINOIS--1.3%
A1+            1,500    Chicago O'Hare Intl. Arpt. Rev., Gen. Arpt. 2nd Lien, Ser. A, 1.28%,
                          9/04/02, FRWD .............................................................       N/A        1,500,000
                                                                                                                    ------------
                        MASSACHUSETTS--7.5%
                        Massachusetts St. Hlth. & Edl. Facs. Auth. Rev.,  Boston Univ., FRWD,
VMIG1          4,200      Ser. Q-1, 1.35%, 9/05/02 ..................................................       N/A        4,200,000
VMIG1          4,200      Ser. Q-2, 1.27%, 9/05/02 ..................................................       N/A        4,200,000
                                                                                                                    ------------
                                                                                                                       8,400,000
                                                                                                                    ------------
                        MICHIGAN--1.8%
A1+            2,000    Michigan St. Univ. Rev., Ser. A-2, 1.30%, 9/04/02, FRWD .....................       N/A        2,000,000
                                                                                                                    ------------
                        MONTANA--0.9%
A1+            1,000    Forsyth, PCR, Pacificorp Proj., 1.90%, 9/03/02, FRDD ........................       N/A        1,000,000
                                                                                                                    ------------
                        NEW JERSEY--3.5%
A1+            4,000    New Jersey St. Edl. Facs. Auth. Rev., Princeton Univ., Ser. B, 1.60%,
                          9/03/02, FRDD .............................................................       N/A        4,000,000
                                                                                                                    ------------




                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        NEW YORK--3.5%
VMIG1        $ 4,000    Orange Cnty. Ind. Dev. Agcy., Civic Fac. Rev., Horton Med. Ctr., Ser. A, 1.35%,
                          9/05/02, FRWD ................................................................    N/A      $ 4,000,000
                                                                                                                    ------------
                        NORTH CAROLINA--2.2%
VMIG1          2,485    No. Carolina Med. Care Comn. Hosp. Rev., Duke Univ. Hosp. Proj., Ser. C, 1.25%,
                          9/03/02, FRWD ................................................................    N/A        2,485,000
                                                                                                                    ------------
                        OREGON--2.0%
A1+            2,300    Oregon St., GO, Ser. 73E, 1.25%, 9/04/02, FRWD .................................    N/A        2,300,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $46,885,000) ................................              46,885,000
                                                                                                                    ------------
                        Total Investments--114.8% (cost $128,464,816) ..................................             129,281,338
                        Liabilities in excess of other assets--(14.8)% .................................             (16,705,013)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .............................            $112,576,325
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these investments are considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  FRWD -- Floating Rate Weekly Demand
COP   -- Certificate of Participation                   FSA  -- Financial Security Assurance
ETM   -- Escrowed to Maturity                           GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
FRDD  -- Floating Rate Daily Demand                     PCR  -- Pollution Control Revenue
----------------------------------------------------------------------------------------------------








                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK FLORIDA MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.3%
                        FLORIDA--151.1%
AAA          $ 1,250    Bay Cnty. Sales Tax Rev., 5.125%, 9/01/32, AMBAC ............................. 09/12 @ 100  $  1,263,538
NR             3,000++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ................... 10/14 @ 100     3,070,389
AAA            3,150    Florida Mun. Loan Council Rev., Ser. A, 5.125%, 5/01/32, MBIA ................ 05/12 @ 101     3,185,879
                        Florida St. Brd. Ed. Cap. Outlay Pub. Ed., GO,
AAA            3,000      Ser. F, 5.00%, 6/01/25, MBIA ............................................... 06/12 @ 101     3,015,870
AAA            1,105      Ser. G, 5.00%, 6/01/31, FGIC ............................................... 06/12 @ 101     1,106,271
AAA            3,100    Greater Orlando Aviation Auth., Orlando Fla. Arpt. Facs. Rev., Ser. A,
                          5.125%, 10/01/32, FSA ...................................................... 10/12 @ 100     3,136,177
A3             4,900    Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A,
                          6.00%, 11/15/31 ............................................................ 11/11 @ 101     5,128,193
A1             4,000    Hillsborough Cnty. Ind. Dev. Auth., PCR, Tampa Elec. Co. Proj., 5.50%,
                          10/01/23 ................................................................... 10/12 @ 100     4,076,680
Aaa            3,500    Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic, Ser. B,
                          5.50%, 11/15/36 ............................................................ 11/11 @ 101     3,570,455
AAA            3,250    Jacksonville Gtd. Entitlement Rev., 5.00%, 10/01/32, FGIC .................... 10/12 @ 100     3,253,477
Aa2            5,000    Jea Elec. Sys. Rev., Ser. A, 5.50%, 10/01/41 ................................. 10/07 @ 100     5,070,800
AAA            5,425    Jea Wtr. & Swr. Sys. Rev., Ser. A, 5.375%, 10/01/30, MBIA .................... 04/07 @ 100     5,498,020
A1             3,000    Lakeland Hosp. Sys. Rev., Lakeland Regl. Hlth. Sys., 5.50%, 11/15/32 ......... 11/12 @ 101     2,974,740
                        Miami Dade Cnty. Spec. Oblig. Rev., MBIA,
AAA            5,500      Ser. A, Zero Coupon, 10/01/26 ........................................... 04/08 @ 37.301     1,451,230
AAA           10,000      Ser. B, Zero Coupon, 10/01/30 ........................................... 04/08 @ 29.688     2,094,100
AAA            5,410    Miami Dade Cnty. Spec. Oblig., Ser. B, Zero Coupon, 10/01/32, MBIA ........ 04/08 @ 26.494     1,008,424
A2             5,000    Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Regl. Hlth. Care, 5.75%,
                          12/01/32 ................................................................... 12/12 @ 100     5,056,500
AAA            3,250    Orange Cnty. Sch. Brd., COP, Ser. A, 5.00%, 8/01/27, MBIA .................... 08/12 @ 100     3,255,850
AAA            3,100    Orange Cnty. Tourist Dev. Tax Rev., 5.125%, 10/01/30, AMBAC .................. 04/12 @ 100     3,134,596
AAA            3,105    Osceola Cnty. Tourist Dev. Tax Rev., Ser. A, 5.00%, 10/01/32, FGIC ........... 10/12 @ 100     3,108,322
AAA            3,630    Palm Bay Util. Rev., Zero Coupon, 10/01/28, FGIC ............................ No Opt. Call       916,539
AAA            3,000    Palm Beach Cnty. Sch. Brd., COP, Ser. C, 5.00%, 8/01/27, FSA ................. 08/12 @ 100     3,005,400
AAA            5,000    Port St. Lucie Util. Rev., 5.125%, 9/01/31, MBIA ............................. 09/11 @ 100     5,049,350
A1             2,000    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 ................................. 05/12 @ 101     2,035,060
                                                                                                                    ------------
                                                                                                                      74,465,860
                                                                                                                    ------------
                        PUERTO RICO--7.2%
A-             3,500    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D, 5.25%, 7/01/36 ..... 07/12 @ 100     3,540,915
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.3% (COST $75,620,080) .................................                78,006,775
                        Other assets in excess of liabilities--2.1% ..................................                 1,054,809
                        Preferred shares at redemption value, including dividends payable--(60.4)% ...               (29,777,690)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 49,283,894
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 6.2% of its net assets in securities restricted as to resale.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  GO   -- General Obligation
COP   -- Certificate of Participation                   MBIA -- Municipal Bond Insurance Association
FGIC  -- Financial Guaranty Insurance Company           PCR  -- Pollution Control Revenue
FSA   -- Financial Security Assurance
----------------------------------------------------------------------------------------------------





                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK MARYLAND MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--159.2%
                        MARYLAND--133.2%
A3           $ 2,870    Anne Arundel Cnty. Eco. Dev. Rev., Cmnty. Coll. Proj., 5.25%, 9/01/28 ........ 09/12 @ 102   $ 2,907,224
                        Baltimore Cnty., GO,
AAA            2,000      Met. Dist.- 67th Issue, 5.00%, 6/01/22 ..................................... 06/11 @ 101     2,050,900
AAA            2,100      Met. Dist.- 68th Issue, 5.00%, 8/01/28 ..................................... 08/12 @ 100     2,023,920
                        Baltimore Proj. Rev., Ser. A, FGIC, Wastewtr. Proj.,
AAA            2,000      5.125%, 7/01/42 ............................................................ 07/12 @ 100     2,010,400
AAA            3,500      5.20%, 7/01/32 ............................................................. 07/12 @ 100     3,568,250
NR             2,000++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ................... 10/14 @ 100     2,046,926
Aa2            2,885    Maryland St. Cmnty. Dev. Admin. Dept. Hsg. & Cmnty. Dev. Rev., Sngl. Fam.
                          Prog., Ser. 2, 6.55%, 4/01/26 .............................................. 04/05 @ 102     2,998,756
Aa2            2,000    Maryland St. Econ. Dev. Corp. Lease Rev., Dept. Transp. Headquarters,
                          4.75%, 6/01/22 ........................................................... 06/12 @ 100.5     1,994,820
                        Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
A              2,000      Brd. of Child Care, 5.375%, 7/01/32 ........................................ 07/12 @ 100     2,030,160
Baa1           1,990      Carroll Cnty. Gen. Hosp., 6.00%, 7/01/37 ................................... 07/12 @ 100     2,045,859
Aa2            2,000      Johns Hopkins Univ., Ser. B, 5.00%, 7/01/41 ................................ 07/11 @ 100     1,967,020
A2             2,000      Loyola Coll. Issue, 5.00%, 10/01/39 ........................................ 10/09 @ 101     1,984,060
Baa1           2,000      Univ. of Maryland Med. Sys., 5.25%, 7/01/34 ................................ 07/11 @ 100     2,000,440
A2             1,905    Maryland St. Ind. Dev. Fin. Auth., Econ. Dev. Rev., Nat'l. Aquarium Baltimore
                          Fac., Ser. B, 5.20%, 11/01/26 .............................................. 11/12 @ 100     1,921,954
AAA            2,000    Maryland St. Transp. Auth. Arpt. Pkg. Rev., Baltimore/Wash. Intl. Arpt.,
                          Ser. B, 5.125%, 3/01/24, AMBAC ............................................. 03/12 @ 101     2,020,880
                        Montgomery Cnty. Lease Rev., Metrorail Garage Proj.,
Aa2              500      5.00%, 6/01/23 ............................................................. 06/12 @ 100       507,045
Aa2            1,435      5.00%, 6/01/24 ............................................................. 06/12 @ 100     1,449,651
Aa3            2,000    Montgomery Cnty. Econ. Dev. Rev., Trinity Hlth. Credit Grp., 5.25%, 12/01/31 . 12/11 @ 100     2,037,420
                        St. Marys Coll. Rev., Academic & Auxil. Fees, Ser. A, AMBAC,
AAA            1,000      5.00%, 9/01/27 ............................................................. 09/12 @ 101     1,008,860
AAA            1,000      5.00%, 9/01/32 ............................................................. 09/12 @ 101     1,006,320
                                                                                                                    ------------
                                                                                                                      39,580,865
                                                                                                                    ------------
                        PUERTO RICO--26.0%
A              2,000    Puerto Rico Comnwlth. Hwy. & Trans. Auth., Trans. Rev., Ser. D, 5.25%,
                          7/01/38 .................................................................... 07/12 @ 100     2,024,940
AAA            2,060    Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. HH, 5.25%, 7/01/29, FSA ......... 07/10 @ 101     2,124,808
                        Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D,
A-             2,000      5.25%, 7/01/36 ............................................................. 07/12 @ 100     2,023,380
A-             1,500      5.375%, 7/01/33 ............................................................ 07/12 @ 100     1,541,250
                                                                                                                    ------------
                                                                                                                       7,714,378
                                                                                                                    ------------
                        TOTAL INVESTMENTS--159.2% (COST $46,146,245) .................................                47,295,243
                        Other assets in excess of liabilities--1.4% ..................................                   410,989
                        Preferred shares at redemption value, including dividends payable--(60.6)% ...               (18,001,282)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 29,704,950
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 6.9% of its net assets in securities restricted as to resale.

-------------------------------------------------------------------------------------------
                                   KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  FSA -- Financial Security Assurance
FGIC  -- Financial Guaranty Insurance Company           GO  -- General Obligation
-------------------------------------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.5%
                        NEW JERSEY--116.3%
NR            $2,000++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ..................  10/14 @ 100   $ 2,046,926
                        New Jersey Econ. Dev. Auth.,
Baa3           4,750      Econ. Dev. Rev., Kapkowski Road Landfill Proj., 6.50%, 4/01/28 ............ No Opt. Call     5,212,032
B+             2,500      Spec. Facs. Rev., Continental Airlines Inc. Proj., 7.00%, 11/15/30 ........  11/10 @ 101     2,038,000
                        New Jersey Econ. Dev. Auth. Rev., Ser. A,
BBB-           2,000      Fellowship Vlg., 5.50%, 1/01/25 ...........................................  01/08 @ 102     1,863,380
Aaa            1,800      Victoria Hlth., 5.20%, 12/20/36 ...........................................  12/11 @ 103     1,836,432
                        New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
A3             2,000      Atlantic City Med. Ctr., 5.75%, 7/01/25 ...................................  07/12 @ 100     2,081,740
AA             2,275      Good Shepherd, 5.20%, 7/01/31, RAA ........................................  07/11 @ 100     2,300,889
A3             2,000      Kennedy Hlth. Sys., 5.625%, 7/01/31 .......................................  07/11 @ 100     2,035,920
Baa1           2,500      So. Jersey Hosp., 6.00%, 7/01/32 ..........................................  07/12 @ 100     2,539,925
AAA            2,250    New Jersey St. Hsg. & Mtg. Fin. Agncy., Mult. Fam. Hsg. Rev., Ser. A, 5.65%,
                          5/01/40, AMBAC/FHA ....................................................... 11/07 @ 101.5     2,330,753
                        Port Auth. New York & New Jersey Rev.,
AAA            1,500      Cons. 125th Ser., 5.00%, 4/15/32, FSA .....................................  04/12 @ 101     1,510,350
AAA            2,250      Cons. 126th Ser., 5.25%, 5/15/37, FGIC ....................................  05/12 @ 101     2,266,583
A1             5,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 ..............................  06/12 @ 100     4,878,200
AAA            2,600    Univ. Medicine & Dentistry Rev., Ser. A, 5.00%, 12/01/31, AMBAC .............  12/12 @ 100     2,615,210
                        Vineland, GO, MBIA,
Aaa            1,225      5.30%, 5/15/29 ............................................................  05/10 @ 101     1,249,892
Aaa            1,500      5.375%, 5/15/32 ...........................................................  05/10 @ 101     1,540,470
                                                                                                                    ------------
                                                                                                                      38,346,702
                                                                                                                    ------------
                        PUERTO RICO--42.2%
A-             1,750    Puerto Rico Comnwlth., GO, Ser. A, 5.375%, 7/01/28 ..........................  07/11 @ 100     1,810,445
A              4,900    Puerto Rico Comnwlth. Hwy. & Trans. Auth., Trans. Rev.,
                          Ser. D, 5.25%, 7/01/38 ....................................................  07/12 @ 100     4,961,103
A-             2,250    Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. II, 5.25%, 7/01/31 ............  07/12 @ 101     2,287,935
                        Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D,
A-             2,300      5.25%, 7/01/27 ............................................................  07/12 @ 100     2,344,735
A-             2,500      5.25%, 7/01/36 ............................................................  07/12 @ 100     2,529,225
                                                                                                                    ------------
                                                                                                                      13,933,443
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.5% (COST $51,441,509) ................................                 52,280,145
                        Other assets in excess of liabilities--2.8% .................................                    928,768
                        Preferred shares at redemption value, including dividends payable--(61.3)% ..                (20,228,045)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $ 32,980,868
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 6.2% of its net assets in securities restricted as to resale.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  GO   -- General Obligation
FHA   -- Federal Housing Administration                 MBIA -- Municipal Bond Insurance Association
FGIC  -- Financial Guaranty Insurance Company           RAA  -- Radian Asset Assurance
FSA   -- Financial Security Assurance
----------------------------------------------------------------------------------------------------





                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK NEW YORK MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.8%
                        NEW YORK--129.8%
NR           $ 2,500++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ................... 10/14 @ 100   $ 2,558,658
Aa2            2,000    Dutchess Cnty. Ind. Dev. Agcy., Civic Fac. Rev., Vassar Coll. Proj., 5.35%,
                          9/01/40 .................................................................... 08/11 @ 101     2,048,840
A2             3,000    Met. Transp. Auth. Rev., Ser. A, 5.125%, 11/15/31 ............................ 11/12 @ 100     3,011,400
A2             3,000    New York, GO, Ser. D, 5.375%, 6/01/32 ........................................ 06/12 @ 100     3,047,190
A3             1,100    New York City Hlth. & Hosp. Corp. Rev., Hlth. Sys., Ser. A, 5.375%, 2/15/26 .. 02/12 @ 100     1,108,976
Aa2            2,500    New York City Hsg. Dev. Corp., Mult. Fam. Hsg. Rev., Ser. A, 5.50%, 11/01/34   05/12 @ 100     2,529,675
AAA            2,500    New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, 5.25%,
                          6/15/33, FGIC .............................................................. 06/11 @ 100     2,545,975
A1             5,000    New York Cntys. Tobacco Trust II, Tobacco Settlement Rev., 5.625%, 6/01/35 ... 06/11 @ 101     4,940,850
                        New York St. Dorm. Auth. Rev.,
AA-            2,750      City Univ. Sys., Ser. A, 5.25%, 7/01/31 .................................... 07/11 @ 100     2,794,907
AAA            2,500      Insured Iona Coll., 5.125%, 7/01/32, XLCA .................................. 07/12 @ 100     2,511,075
A3             3,000      Lenox Hill Hosp. Oblig. Grp., 5.50%, 7/01/30 ............................... 07/11 @ 101     3,035,430
AAA            2,500      Willow Towers Inc. Proj., 5.40%, 2/01/34 ................................... 08/12 @ 101     2,568,425
AAA            2,750    New York St. Environ. Facs. Rev., New York City Mun. Wtr. Proj., Ser. D,
                          5.125%, 6/15/31 ............................................................ 06/12 @ 100     2,783,302
Aa1            3,000    New York St. Mtg. Agcy. Rev., Ser. 101, 5.40%, 4/01/32 ....................... 10/11 @ 100     3,032,010
AA             5,000    New York St. Urban Dev. Corp. Rev., Personal Inc. Tax St. Facs., Ser. A,
                          5.25%, 3/15/32 ............................................................. 03/12 @ 100     5,106,500
AAA            2,750    Port Auth. New York & New Jersey Rev., Cons. 126th Ser., 5.25%, 5/15/37, FGIC  05/12 @ 101     2,770,268
B3             2,600    Port Auth. New York & New Jersey Spec. Oblig. Rev., Cont'l./Eastern Proj.
                          LaGuardia, 9.125%, 12/01/15 ................................................ 10/02 @ 101     2,605,460
Aa2            3,000    Tsasc Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 .................. 07/12 @ 100     2,996,670
                                                                                                                    ------------
                                                                                                                      51,995,611
                                                                                                                    ------------

                        PUERTO RICO--27.0%
A-             3,000    Puerto Rico Comnwlth., GO, Ser. A, 5.125%, 7/01/31 ........................... 07/11 @ 100     3,016,140
A              3,000    Puerto Rico Comnwlth. Hwy. & Trans. Auth., Trans. Rev., Ser. D, 5.25%,
                          7/01/38 .................................................................... 07/12 @ 100     3,037,410
A-             2,000    Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. II, 5.25%, 7/01/31 ............. 07/12 @ 101     2,033,720
A-             2,700    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D, 5.25%, 7/01/27 ..... 07/12 @ 100     2,752,515
                                                                                                                    ------------
                                                                                                                      10,839,785
                                                                                                                    ------------
                        TOTAL INVESTMENTS--156.8% (COST $61,223,582) .................................                62,835,396
                        Other assets in excess of liabilities--3.6% ..................................                 1,430,101
                        Preferred shares at redemption value, including dividends payable--(60.4)% ...               (24,203,446)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 40,062,051
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 6.4% of its net assets in securities restricted as to resale.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

FGIC -- Financial Guaranty Insurance Company       XLCA -- XL Capital Assurance
GO   -- General Obligation
--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--86.9%
                        NEW YORK--81.2%
                        Met. Transp. Auth., Ser. A,
AA-          $ 5,000      Dedicated Tax Fnd. Rev., 5.00%, 11/15/30 ................................... 11/12 @ 100   $ 4,956,000
AA-            5,000      Svc. Contract Rev., 5.125%, 1/01/29 ........................................ 07/12 @ 100     5,010,600
AAA            5,000    Met. Transp. Auth. Rev., Ser. A, 5.25%, 11/15/31, FGIC ....................... 11/12 @ 100     5,100,250
Aa2            5,000    New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, 5.125%,
                          6/15/34 .................................................................... 06/12 @ 100     5,002,900
AAA            5,000    New York City Trans. Auth. Met. Transp. Auth., Triborough Bridge & Tunl. Auth.,
                          COP, Ser. A, 5.25%, 1/01/29, AMBAC ......................................... 01/10 @ 101     5,081,050
Aa2            5,000    New York City Trans. Fin. Auth. Rev., Future Tax Secured, Ser. B, 5.00%,
                          11/01/27 ................................................................... 11/12 @ 100     4,986,300
AA-            5,000    New York St. Dorm. Auth. Lease Rev., St. Univ. Dorm. Facs., 5.00%, 7/01/32 ... 07/12 @ 100     4,970,350
                        New York St. Dorm. Auth. Rev.,
AAA            2,425      New Sch. Univ., 5.00%, 7/01/31, MBIA ....................................... 07/11 @ 100     2,421,799
AAA            3,000      New York Univ., Ser. 2, 5.00%, 7/01/41, AMBAC .............................. 07/11 @ 100     2,970,630
AAA            2,000      Winthrop Univ. Hosp. Assoc., Ser. A, 5.25%, 7/01/31, AMBAC ................. 07/11 @ 101     2,026,480
B3             3,500    Port Auth. New York & New Jersey Spec. Oblig. Rev., Cont'l./Eastern Proj.
                          LaGuardia, 9.125%, 12/01/15 ................................................ 10/02 @ 101     3,507,350
AAA            2,500    Triborough Bridge & Tunl. Auth. Rev., Ser. A, 5.00%, 1/01/32 ................. 01/12 @ 100     2,492,875
Aa2            8,500    Tsasc Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 .................. 07/12 @ 100     8,490,565
                                                                                                                    ------------
                                                                                                                      57,017,149
                                                                                                                    ------------
                        PUERTO RICO--5.7%
A-             4,000    Puerto Rico Comnwlth., GO, Ser. A, 5.125%, 7/01/31 ........................... 07/11 @ 100     4,021,520
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $60,327,150) ...............................                61,038,669
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS**--19.2%
                        GEORGIA--2.9%
A1+            2,000    Mun. Elec. Auth. Rev., Proj. One, Ser. C, 1.30%, 9/04/02, FRWD ...............      N/A        2,000,000
                                                                                                                    ------------
                        MICHIGAN--1.4%
A1+            1,000    Michigan St. Univ. Rev., Ser. A-2, 1.30%, 9/04/02, FRWD ......................      N/A        1,000,000
                                                                                                                    ------------
                        NEW YORK--5.0%
                        New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
A1+            2,000      Ser. F-1, 1.85%, 9/03/02, FRDD .............................................      N/A        2,000,000
A1+            1,500      Ser. G, 1.85%, 9/03/02, FRDD ...............................................      N/A        1,500,000
                                                                                                                    ------------
                                                                                                                       3,500,000
                                                                                                                    ------------
                        TENNESSEE--2.8%
VMIG1          2,000    Montgomery Cnty. Pub. Bldg. Auth., Pooled Fin. Rev., 1.85%, 9/03/02, FRDD ....      N/A        2,000,000
                                                                                                                    ------------
                        MONEY MARKET FUNDS--7.1%
NR             3,000    AIM Tax Exempt Cash Fund .....................................................      N/A        3,000,000
NR             2,000    SSgA Tax Free Money Market Fund ..............................................      N/A        2,000,000
                                                                                                                    ------------
                                                                                                                       5,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $13,500,000) ..............................                13,500,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--106.1% (COST $73,827,150) .................................                74,538,669
                        Liabilities in excess of other assets--(6.1)% ................................                (4,262,952)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 70,275,717
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these investments are considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation  FRWD -- Floating Rate Weekly Demand
COP   -- Certificate of Participation                   GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
FRDD  -- Floating Rate Daily Demand
----------------------------------------------------------------------------------------------------




                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AUGUST 31, 2002

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

              PRINCIPAL                                                                                OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS+      VALUE
(UNAUDITED)     (000)                          DESCRIPTION                                             (UNAUDITED)    (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.4%
                        DISTRICT OF COLUMBIA--6.7%
AAA          $ 1,500    Met. Arpts. Auth., Arpt. Sys. Rev., Ser. A, 5.25%, 10/01/32, FGIC ............ 10/12 @ 100   $ 1,512,090
                                                                                                                    ------------
                        VIRGINIA--136.0%
A2             3,000    Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev., Virginia Hosp. Ctr.
                          Arlington Hlth. Sys., 5.25%, 7/01/31 ....................................... 07/11 @ 101     3,021,900
AAA            1,500    Arlington Cnty. Pub. Impvt., GO, 5.00%, 2/01/21 .............................. 02/11 @ 100     1,531,095
NR             1,500++  Charter Mac Equity Issuer Trust, Ser. B-2, 7.20%, 10/31/52 ................... 10/14 @ 100     1,535,195
AAA            1,500    Danville Ind. Dev. Auth., Hosp. Rev., Danville Regl. Med. Ctr., 5.25%,
                          10/01/28, AMBAC ............................................................                 1,581,720
NR             1,000    Dulles Town Ctr. Cmnty. Dev. Auth., Spec. Assmt. Tax, Dulles Town Ctr. Proj.,
                          6.25%, 3/01/26 ............................................................. 03/08 @ 102       998,670
AAA            1,500    Fairfax Cnty. Wtr. Auth., Wtr. Rev, 5.00%, 4/01/27 ........................... 04/12 @ 100     1,504,860
Aa2            1,000    Hampton, GO, 5.00%, 4/01/20 .................................................. 04/12 @ 101     1,037,940
AAA            1,500    Norfolk Arpt. Auth. Rev., Ser. A, 5.125%, 7/01/31, FGIC ...................... 07/11 @ 100     1,513,395
A              5,000    Pocahontas Pkwy. Assoc., Toll Road Rev., Ser. B, Zero Coupon, 8/15/22, ACA .. 08/08 @ 45.5     1,301,150
Aa2            1,375    Prince William Cnty. Lease Part. Cert., 5.00%, 12/01/21 ...................... 06/12 @ 100     1,406,199
AAA            1,250    Richmond Met. Auth. Expwy. Rev., 5.25%, 7/15/22, FGIC                                          1,355,125
AAA            3,000    Richmond Pub. Util. Rev., 5.00%, 1/15/33, FSA ................................ 01/12 @ 100     3,009,420
Aa3            1,500    Virginia Beach Dev. Auth., Pub. Fac. Rev., Town Ctr. Proj. Phase I, Ser. A,
                          5.00%, 8/01/22 ............................................................. 08/12 @ 100     1,523,850
                        Virginia Coll. Bldg. Auth., Edl. Facs. Rev., MBIA, Washington & Lee Univ. Proj.,
AAA              500      5.25%, 1/01/26 .............................................................                   534,360
AAA            1,000      5.25%, 1/01/31 .............................................................                 1,069,580
Aa1            1,500    Virginia Port Auth. Comnwlth. Port Fund Rev., 5.125%, 7/01/22 ................ 07/12 @ 101     1,513,260
AAA            3,000    Virginia St. Hsg. Dev. Auth., Comnwlth. Mtg. Rev., Ser. H, 5.375%, 7/01/36,
                          MBIA ....................................................................... 07/11 @ 100     3,040,770
                        Virginia St. Res. Auth. Infrastructure Rev., Ser. A,
Aa2            1,000      5.00%, 5/01/22 ............................................................. 05/11 @ 101     1,015,540
Aa2              635      5.125%, 5/01/27 ............................................................ 05/11 @ 101       643,096
AA             1,500    Virginia St. Res. Auth. Wtr. & Swr. Sys. Rev., Frederick Cnty. Sanitation
                          Auth. Proj., 5.20%, 10/01/28 ............................................... 10/10 @ 100     1,523,775
                                                                                                                    ------------
                                                                                                                      30,660,900
                                                                                                                    ------------
                        PUERTO RICO--15.7%
A              1,500    Puerto Rico Comnwlth. Hwy. & Trans. Auth., Trans. Rev., Ser. D, 5.25%,
                          7/01/38 .................................................................... 07/12 @ 100     1,518,705
A-             2,000    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D, 5.25%, 7/01/36 ..... 07/12 @ 100     2,023,380
                                                                                                                    ------------
                                                                                                                       3,542,085
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.4% (COST $34,689,492) .................................                35,715,075
                        Other assets in excess of liabilities--1.6% ..................................                   355,469
                        Preferred shares at redemption value, including dividends payable--(60.0)% ...               (13,525,963)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 22,544,581
                                                                                                                    ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  + Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of August 31, 2002, the Trust held 6.8% of its net assets in securities restricted as to resale.

----------------------------------------------------------------------------------------------------
                                       KEY TO ABBREVIATIONS

ACA   -- American Capital Access                        FSA  -- Financial Security Assurance
AMBAC -- American Municipal Bond Assurance Corporation  GO   -- General Obligation
FGIC  -- Financial Guaranty Insurance Company           MBIA -- Municipal Bond Insurance Association
----------------------------------------------------------------------------------------------------







                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002
--------------------------------------------------------------------------------

                                                                                                CALIFORNIA          CALIFORNIA
                                                       MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL
ASSETS                                                 BOND TRUST        INCOME TRUST II        BOND TRUST        INCOME TRUST II
                                                      ------------       --------------       -------------        ------------
Investments at value(1) ............................ $ 238,640,963         $ 390,986,392       $ 78,850,687         $129,281,338
Cash ...............................................       198,270               404,159            589,156              208,520
Receivable from investments sold ...................     5,172,797                    --                 --                   --
Interest receivable ................................     3,133,644             3,063,420            882,277              416,279
Other assets .......................................         8,856                    --              8,454                   --
                                                      ------------         -------------       ------------         ------------
                                                       247,154,530           394,453,971         80,330,574          129,906,137
                                                      ------------         -------------       ------------         ------------

LIABILITIES
Payable to custodian ...............................            --                    --                 --                   --
Payable for investments purchased ..................     5,745,960            70,138,427                 --           17,012,553
Dividends payable--common shares ...................       853,112                    --            261,743                   --
Investment advisory fee payable (Note 2) ...........        70,952               104,361             23,553               35,975
Deferred Trustees fees .............................           693                    --                500                   --
Other accrued expenses .............................       720,843               728,349            228,870              281,284
                                                      ------------         -------------       ------------         ------------
                                                         7,391,560            70,971,137            514,666           17,329,812
                                                      ------------         -------------       ------------         ------------

PREFERRED SHARES AT REDEMPTION VALUE
$.001 par value per share and $25,000 liquidation
  value per share, including dividends payable
  (Notes 1 & 4)(2) .................................    90,510,410                    --         29,981,653                   --
                                                      ------------         -------------       ------------         ------------

NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS .............................. $ 149,252,560         $ 323,482,834       $ 49,834,255         $112,576,325
                                                      ============         =============       ============         ============
Composition of Net Assets Applicable to
  Common Shareholders:
  Par value (Note 4) ............................... $      10,111         $      22,458       $      3,350         $      7,808
  Paid-in capital in excess of par .................   143,274,599           321,030,293         47,476,184          111,623,193
  Undistributed (distributions in excess of)
    net investment income ..........................       297,813               784,425             62,403              128,802
  Accumulated net realized gain (loss) .............       367,062                    --            101,627                   --
  Net unrealized appreciation ......................     5,302,975             1,645,658          2,190,691              816,522
                                                      ------------         -------------       ------------         ------------
Net assets applicable to common shareholders,
  August 31, 2002 .................................. $ 149,252,560         $ 323,482,834       $ 49,834,255         $112,576,325
                                                      ============         =============       ============         ============

Net asset value per common share of beneficial
interest issued and outstanding(3) .................        $14.76                $14.40             $14.87               $14.42
                                                            ======                ======             ======               ======



(1)Investments at cost ............................. $ 233,337,988         $ 389,340,734      $  76,659,996         $128,464,816
(2)Preferred shares outstanding ....................         3,620                    --              1,199                   --
(3)Common shares outstanding .......................    10,110,959            22,458,028          3,350,310            7,808,028




                       See Notes to Financial Statements.

       FLORIDA             MARYLAND           NEW JERSEY           NEW YORK            NEW YORK            VIRGINIA
      MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL
      BOND TRUST          BOND TRUST          BOND TRUST          BOND TRUST          BOND TRUST          BOND TRUST
    ------------        ------------        ------------        ------------        ------------        ------------
    $ 78,006,775        $ 47,295,243        $ 52,280,145        $ 62,835,396        $ 74,538,669        $ 35,715,075
         412,807                  --             637,119           1,081,193             383,647              28,622
              --             101,961                  --                  --                  --             103,309
       1,134,886             646,355             608,170             761,518             466,891             411,430
           8,329                 595                 607               8,315                  --                 569
    ------------        ------------        ------------        ------------        ------------        ------------
      79,562,797          48,044,154          53,526,041          64,686,422          75,389,207          36,259,005
    ------------        ------------        ------------        ------------        ------------        ------------


              --              67,556                  --                  --                  --                  --
              --                  --                  --                  --           4,900,900                  --
         252,254             140,901             175,329             205,951                  --             106,857
          23,373              14,090              15,744              18,957              21,976              10,652
             501                 500                 502                 499                  --                 499
         225,085             114,875             125,553             195,518             190,614              70,453
    ------------        ------------        ------------        ------------        ------------        ------------
         501,213             337,922             317,128             420,925           5,113,490             118,461
    ------------        ------------        ------------        ------------        ------------        ------------




      29,777,690          18,001,282          20,228,045          24,203,446                  --          13,525,963
    ------------        ------------        ------------        ------------        ------------        ------------


    $ 49,283,894        $ 29,704,950        $ 32,980,868        $ 40,062,051        $ 70,275,717        $ 22,544,581
    ============        ============        ============        ============        ============        ============


    $      3,308        $      2,013        $      2,262        $      2,701        $      4,858        $      1,513
      46,876,055          28,523,484          32,057,965          38,273,921          69,455,893          21,440,665

          17,836              32,562              (6,638)             (2,601)            103,447              52,949
              --              (2,107)             88,643             176,216                  --              23,871
       2,386,695           1,148,998             838,636           1,611,814             711,519           1,025,583
    ------------        ------------        ------------        ------------        ------------        ------------

    $ 49,283,894        $ 29,704,950        $ 32,980,868        $ 40,062,051        $ 70,275,717        $ 22,544,581
    ============        ============        ============        ============        ============        ============


          $14.90              $14.76              $14.58              $14.83              $14.47              $14.90
          ======              ======              ======              ======              ======              ======



    $ 75,620,080        $ 46,146,245        $ 51,441,509        $ 61,223,582        $ 73,827,150       $ 34,689,492
           1,191                 720                 809                 968                  --                541
       3,308,251           2,012,881           2,262,306           2,700,991           4,858,028          1,513,024

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                        FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD     FOR THE PERIOD
                                                       APRIL 30, 2002(1)   JULY 30, 2002(2)    APRIL 30, 2002(1)  JULY 30, 2002(2)
                                                            THROUGH             THROUGH             THROUGH            THROUGH
                                                        AUGUST 31, 2002     AUGUST 31, 2002     AUGUST 31, 2002    AUGUST 31, 2002
                                                        ---------------     ---------------    ----------------   ----------------
                                                                                                 CALIFORNIA         CALIFORNIA
                                                            MUNICIPAL          MUNICIPAL          MUNICIPAL          MUNICIPAL
NET INVESTMENT INCOME                                      BOND TRUST       INCOME TRUST II      BOND TRUST       INCOME TRUST II
                                                           -----------        -----------        -----------        -----------
  Interest Income (Note 1) .........................       $ 3,551,490        $   965,359        $ 1,105,631        $   229,382
                                                           -----------        -----------        -----------        -----------
EXPENSES
  Investment advisory ..............................           444,125            152,741            146,284             52,657
  Independent accountants ..........................            40,671             24,000             27,236             24,000
  Auction Agent ....................................            51,391              2,305             17,902                769
  Reports to shareholders ..........................            41,786             12,000             15,367             12,000
  Organization .....................................            10,000             15,000             10,000             15,000
  Transfer agent ...................................            10,192              3,300              7,520              2,260
  Registration .....................................             7,643              2,848              7,520              2,034
  Trustees .........................................             5,538              3,666              4,111              1,655
  Legal ............................................             5,096              2,260              1,671              1,085
  Custodian ........................................             3,397                271              1,125                271
  Insurance ........................................               849                226                501                136
  Miscellaneous ....................................            23,599              3,974              7,859              3,074
                                                           -----------        -----------        -----------        -----------
    Total expenses .................................           644,287            222,591            247,096            114,941
  Less fees waived by Advisor (Note 2) .............          (204,981)           (41,657)           (67,516)           (14,361)
                                                           -----------        -----------        -----------        -----------
  Net expenses .....................................           439,306            180,934            179,580            100,580
                                                           -----------        -----------        -----------        -----------
Net investment income ..............................         3,112,184            784,425            926,051            128,802
                                                           -----------        -----------        -----------        -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain (loss) on investments ............           367,062                 --            101,627                 --
Net change in unrealized appreciation on investments         5,302,975          1,645,658          2,190,691            816,522
                                                           -----------        -----------        -----------        -----------
Net gain on investments ............................         5,670,037          1,645,658          2,292,318            816,522
                                                           -----------        -----------        -----------        -----------

DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
NET INVESTMENT INCOME ..............................          (257,276)                --            (79,291)                --
                                                           -----------        -----------        -----------        -----------

NET INCREASE IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS RESULTING FROM
OPERATIONS .........................................       $ 8,524,945        $ 2,430,083        $ 3,139,078        $   945,324
                                                           ===========        ===========        ===========        ===========

----------
(1) Commencement of investment operations for the Bond Trusts (Note 1).
(2) Commencement of investment operations for the Income IITrusts (Note 1).



                       See Notes to Financial Statements.

                                                                                           FOR THE PERIOD      FOR THE PERIOD
                                                                                           JULY 30, 2002(2)   APRIL 30, 2002(1)
                                                                                               THROUGH             THROUGH
                   FOR THE PERIOD APRIL 30, 2002(1) THROUGH AUGUST 31, 2002                AUGUST 31, 2002     AUGUST 31, 2002
         ----------------------------------------------------------------------------      ---------------     -------------
             FLORIDA            MARYLAND            NEW JERSEY           NEW YORK             NEW YORK            VIRGINIA
            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
           BOND TRUST          BOND TRUST           BOND TRUST          BOND TRUST         INCOME TRUST II       BOND TRUST
         -------------        -------------       -------------        -------------       ---------------     -------------
          $ 1,029,197         $    613,700        $    690,632         $    824,837        $    186,949         $    493,679
         ------------         ------------        ------------         ------------        ------------         ------------

              144,686               87,170              97,897              117,932              32,159               65,868
               28,314               13,058              16,370               18,058              24,000                6,225
               17,830               11,450              12,651               14,801                 769                9,025
               12,570                6,454               7,473                9,852              12,000                5,069
               10,000               10,000              10,000               10,000              15,000               10,000
                7,643                7,643               7,643                7,643               1,944                5,946
                7,643                  611                 611                7,643               2,034                  611
                4,179                4,179               4,179                4,179               1,112                4,121
                1,699                1,699               1,699                1,699                 904                1,699
                1,125                1,125               1,125                1,125                 271                1,125
                  510                  510                 510                  510                  90                  510
                7,987                3,231               7,989                6,288               1,990                1,191
         ------------         ------------        ------------         ------------        ------------         ------------
              244,186              147,130             168,147              199,730              92,273              111,390
              (66,778)             (40,232)            (45,183)             (54,430)             (8,771)             (30,401)
         ------------         ------------        ------------         ------------        ------------         ------------
              177,408              106,898             122,964              145,300              83,502               80,989
         ------------         ------------        ------------         ------------        ------------         ------------
              851,789              506,802             567,668              679,537             103,447              412,690
         ------------         ------------        ------------         ------------        ------------         ------------



                   --              (2,107)              88,643             176,216                  --                23,871
            2,386,695           1,148,998              838,636           1,611,814              711,519            1,025,583
         ------------         ------------        ------------         ------------        ------------         ------------
            2,386,695            1,146,891             927,279            1,788,030             711,519            1,049,454
         ------------         ------------        ------------         ------------        ------------         ------------


              (77,259)             (51,559)            (48,851)             (64,792)                 --              (39,206)
         ------------         ------------        ------------         ------------        ------------         ------------



         $  3,161,225         $ 1,602,134         $ 1,446,096          $  2,402,775        $    814,966         $  1,422,938
         ============         ============        ============         ============        ============         ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD
                                                    APRIL 30, 2002(1)   JULY 30, 2002(2)     APRIL 30, 2002(1)   JULY 30, 2002(2)
                                                         THROUGH             THROUGH              THROUGH             THROUGH
                                                     AUGUST 31, 2002     AUGUST 31, 2002      AUGUST 31, 2002     AUGUST 31, 2002
                                                     ---------------     ---------------      ---------------     ---------------
                                                                                                CALIFORNIA          CALIFORNIA
INCREASE IN NET ASSETS                                  MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
APPLICABLE TO COMMON SHAREHOLDERS                      BOND TRUST        INCOME TRUST II        BOND TRUST        INCOME TRUST II
                                                     ---------------     ---------------      ---------------     ---------------

OPERATIONS:
  Net investment income ............................ $   3,112,184         $     784,425      $     926,051         $    128,802
  Net realized gain (loss) on investments ..........       367,062                   --             101,627                  --
  Net change in unrealized appreciation ............     5,302,975             1,645,658          2,190,691              816,522
  Dividends to preferred shareholders:
    From net investment income .....................      (257,276)                  --             (79,291)                 --
    In excess of net investment income .............           --                    --                 --                   --
                                                      ------------         -------------       ------------         ------------
Net increase in net assets resulting
  from operations ..................................     8,524,945             2,430,083          3,139,078              945,324
                                                      ------------         -------------       ------------         ------------

DIVIDENDS TO COMMON SHAREHOLDERS:
  From net investment income .......................    (2,557,095)                  --            (784,357)                 --
  In excess of net investment income ...............           --                    --                 --                   --
                                                      ------------         -------------       ------------         ------------
    Total dividends ................................    (2,557,095)                  --            (784,357)                 --
                                                      ------------         -------------       ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ..   132,347,064          306,727,751          42,569,701          105,901,001
  Net proceeds from the underwriters' over-
    allotment option exercised .....................    10,743,750            14,325,000          4,798,875            5,730,000
  Reinvestment of common dividends .................       193,896                   --             110,958                  --
                                                      ------------         -------------       ------------         ------------
    Net proceeds from capital share transactions       143,284,710           321,052,751         47,479,534          111,631,001
                                                      ------------         -------------       ------------         ------------
      Total increase ...............................   149,252,560           323,482,834         49,834,255          112,576,325
                                                      ------------         -------------       ------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period ................................           --                    --                 --                   --
                                                      ------------         -------------       ------------         ------------
End of period ...................................... $ 149,252,560         $ 323,482,834      $  49,834,255         $112,576,325
                                                      ============         =============       ============         ============
End of period undistributed (distributions in
  excess of) net investment income ................. $     297,813         $     784,425      $      62,403         $    128,802

----------
(1) Commencement of investment operations for the Bond Trusts. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1)
(2) Commencement of investment operations for the Income II Trusts. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1)




                       See Notes to Financial Statements.

                                                                                       FOR THE PERIOD     FOR THE PERIOD
                                                                                      JULY 30, 2002(2)   APRIL 30, 2002(1)
                                                                                           THROUGH            THROUGH
               FOR THE PERIOD APRIL 30, 2002(1) THROUGH AUGUST 31, 2002                AUGUST 31, 2002    AUGUST 31, 2002
     ----------------------------------------------------------------------------      ---------------     ------------
         FLORIDA            MARYLAND            NEW JERSEY           NEW YORK             NEW YORK            VIRGINIA
        MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
       BOND TRUST          BOND TRUST           BOND TRUST          BOND TRUST         INCOME TRUST II       BOND TRUST
     ---------------     ---------------      ---------------     ---------------      ---------------     ------------


        $ 851,789          $   506,802        $    567,668         $    679,537         $   103,447         $   412,690
               --               (2,107)             88,643              176,216                 --               23,871
        2,386,695            1,148,998             838,636            1,611,814             711,519           1,025,583

          (77,259)             (51,559)            (48,286)             (64,545)                --              (39,206)
              --                   --                 (565)                (247)                --                   --
     ------------         ------------        ------------         ------------        ------------         -----------
        3,161,225            1,602,134           1,446,096            2,402,775             814,966           1,422,938
     ------------         ------------        ------------         ------------        ------------         -----------


         (756,694)            (422,681)           (519,382)            (614,992)                --             (320,535)
              --                   --               (6,073)              (2,354)                --                   --
     ------------         ------------        ------------         ------------        ------------         -----------
         (756,694)            (422,681)           (525,455)            (617,346)                --             (320,535)
     ------------         ------------        ------------         ------------        ------------         -----------


       41,499,154           25,012,893          28,412,645           34,790,496          64,447,001          19,073,536
        5,371,875            3,509,625           3,581,250            3,438,000           5,013,750           2,363,625
            8,334                2,979              66,332               48,126                 --                5,017
     ------------         ------------        ------------         ------------        ------------         -----------
       46,879,363           28,525,497          32,060,227           38,276,622          69,460,751          21,442,178
     ------------         ------------        ------------         ------------        ------------         -----------
       49,283,894           29,704,950          32,980,868           40,062,051          70,275,717          22,544,581
     ------------         ------------        ------------         ------------        ------------         -----------



              --                   --                  --                   --                  --                   --
     ------------         ------------        ------------         ------------        ------------         -----------
     $ 49,283,894         $ 29,704,950        $ 32,980,868         $ 40,062,051        $ 70,275,717         $22,544,581
     ============         ============        ============         ============        ============         ===========

     $     17,836         $     32,562        $     (6,638)        $     (2,601)       $    103,447         $    52,949

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD      FOR THE PERIOD
                                                    APRIL 30, 2002(1)    JULY 30, 2002(2)    APRIL 30, 2002(1)   JULY 30, 2002(2)
                                                        THROUGH              THROUGH              THROUGH             THROUGH
                                                    AUGUST 31, 2002      AUGUST 31, 2002      AUGUST 31, 2002     AUGUST 31, 2002
                                                    ---------------      ---------------      ---------------     ---------------
                                                                                                CALIFORNIA          CALIFORNIA
                                                        MUNICIPAL            MUNICIPAL           MUNICIPAL           MUNICIPAL
                                                       BOND TRUST         INCOME TRUST II       BOND TRUST        INCOME TRUST II
                                                    --------------         -------------       ------------       --------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3) ...........      $ 14.33               $ 14.33            $ 14.33              $ 14.33
                                                      ----------            ----------          ---------          -----------
Investment operations:
  Net investment income ...........................         0.31                  0.03               0.28                 0.02
  Net realized and unrealized gain on investments .         0.52                  0.07               0.63                 0.10
  Dividends to preferred shareholders from
    net investment income .........................        (0.03)                   --              (0.02)                  --
                                                      ----------            ----------          ---------          -----------
Net increase from investment operations ...........         0.80                  0.10               0.89                 0.12
                                                      ----------            ----------          ---------          -----------
Dividends to common shareholders from
  net investment income ...........................        (0.25)                   --              (0.23)                  --
                                                      ----------            ----------          ---------          -----------
Capital charges with respect to issuance of:
  Common shares ...................................        (0.03)                (0.03)             (0.03)               (0.03)
  Preferred shares ................................        (0.09)                   --              (0.09)                  --
                                                      ----------            ----------          ---------          -----------
Total capital charges .............................        (0.12)                (0.03)             (0.12)               (0.03)
                                                      ----------            ----------          ---------          -----------
Net asset value, end of period(3) .................      $ 14.76               $ 14.40            $ 14.87              $ 14.42
                                                      ==========            ==========          =========          ===========
Market value, end of period(3) ....................      $ 14.90               $ 15.00            $ 14.58              $ 15.01
                                                      ==========            ==========          =========          ===========
TOTAL INVESTMENT RETURN(4) ........................         1.07%                 0.00%             (1.23)%               0.07%
                                                      ==========            ==========          =========          ===========

RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:(5, 6)
Expenses after fee waiver .........................         0.90%                 0.65%(7)           1.12%                1.05%(7)
Expenses before fee waiver ........................         1.32%                 0.80%(7)           1.53%                1.20%(7)
Net investment income after fee waiver and
  before preferred share dividends ................         6.35%                 2.82%(7)           5.75%                1.35%(7)
Preferred share dividends .........................         0.53%                 0.00%(7)           0.49%                0.00%(7)
Net investment income available to
  common shareholders .............................         5.82%                 2.82%(7)           5.26%                1.35%(7)

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...     $144,196              $307,165            $47,390             $105,895
Portfolio turnover ................................           22%                    0%                18%                   0%
Net assets of common shareholders,
  end of period (000) .............................     $149,253              $323,483            $49,834             $112,576
Preferred shares value outstanding (000) ..........     $ 90,500              $     --            $29,975             $     --
Asset coverage per preferred share, end of period .     $ 66,233              $     --            $66,569             $     --

----------
(1) Commencement of investment operations for the Bond Trusts. This information includes the initial investments by BlackRock Advisors, Inc. Net asset value immediately after the closing of the public offering was $14.30. (Note 1)
(2) Commencement of investment operations for the Income IITrusts. This information includes the initial investments by BlackRock Advisors, Inc. Net asset value immediately after the closing of the public offering was $14.30. (Note 1)
(3) Net asset value and market value are published in BARRON'S on Saturdays and THE WALL STREET JOURNAL on Mondays. 4Total investment return is calculated assuming a purchase of a common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under each Trust's dividend reinvestment plan.
(4) Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year is not annualized. Past performance is not a guarantee of future results.
(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(6) Annualized
(7) These ratios are not indicative of future expense ratios, due to the short operating history of the Income II Trusts. Please refer to each Trust's prospectus for the estimated expense ratios.

The information in these Financial Highlights represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated.
This information has been determined based upon financial information provided in the financial statements and market value data for each Trust's common shares.


                        See Notes to Financial Statements

                                                                                     FOR THE PERIOD      FOR THE PERIOD
                                                                                    JULY 30, 2002(2)    APRIL 30, 2002(1)
                                                                                         THROUGH             THROUGH
              FOR THE PERIOD APRIL 30, 2002(1) THROUGH AUGUST 31, 2002               AUGUST 31, 2002     AUGUST 31, 2002
    -------------------------------------------------------------------------        ---------------     ----------------
        FLORIDA            MARYLAND            NEW JERSEY           NEW YORK            NEW YORK            VIRGINIA
       MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL
      BOND TRUST          BOND TRUST           BOND TRUST          BOND TRUST        INCOME TRUST II       BOND TRUST
    ------------        ------------        ------------         ------------        ------------         ------------

         $ 14.33             $ 14.33             $ 14.33              $ 14.33             $ 14.33              $ 14.33
    ------------        ------------        ------------         ------------        ------------         ------------

            0.26                0.25                0.25                 0.25                0.02                 0.27
            0.68                0.53                0.37                 0.62                0.15                 0.65

           (0.02)              (0.03)              (0.02)               (0.02)                 --                (0.03)
    ------------        ------------        ------------         ------------        ------------         ------------
            0.92                0.75                0.60                 0.85                0.17                 0.89
    ------------        ------------        ------------         ------------        ------------         ------------

           (0.23)              (0.21)              (0.23)               (0.23)                 --                (0.21)
    ------------        ------------        ------------         ------------        ------------         ------------

           (0.03)              (0.02)              (0.03)               (0.03)              (0.03)               (0.02)
           (0.09)              (0.09)              (0.09)               (0.09)                 --                (0.09)
    ------------        ------------        ------------         ------------        ------------         ------------
           (0.12)              (0.11)              (0.12)               (0.12)              (0.03)               (0.11)
    ------------        ------------        ------------         ------------        ------------         ------------
         $ 14.90             $ 14.76             $ 14.58              $ 14.83             $ 14.47              $ 14.90
    ============        ============        ============         ============        ============         ============
         $ 14.92             $ 14.95             $ 14.65              $ 14.50             $ 15.10              $ 15.20
    ============        ============        ============         ============        ============         ============
            1.03%               1.10%              (0.75)%              (1.78)%              0.67%                2.81%
    ============        ============        ============         ============        ============         ============



            1.12%               1.12%               1.15%                1.12%               1.43%(7)             1.12%
            1.54%               1.54%               1.57%                1.54%               1.58%(7)             1.54%

            5.36%               5.30%               5.29%                5.24%               1.77%(7)             5.70%
            0.49%               0.54%               0.45%                0.50%               0.00%(7)             0.54%

            4.87%               4.76%               4.84%                4.74%               1.77%(7)             5.16%


         $46,792             $28,153              $31,611             $38,183             $64,673              $21,321
               0%                  1%                 17%                  15%                  0%                   8%

         $49,284             $29,705             $32,981              $40,062             $70,276              $22,545
         $29,775             $18,000             $20,225              $24,200             $    --              $13,525
         $66,383             $66,259             $65,771              $66,390             $    --              $66,674

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BlackRock Municipal Bond Trust ("Municipal Bond"), BlackRock California Municipal Bond Trust ("California Bond"), BlackRock Florida Municipal Bond Trust ("Florida Bond"), BlackRock Maryland Municipal Bond Trust ("Maryland Bond"), BlackRock NewJersey Municipal Bond Trust ("New Jersey Bond"), BlackRock New York Municipal Bond Trust ("New York Bond"), BlackRock Virginia Municipal Bond Trust ("Virginia Bond")(collectively the "Bond Trusts"), BlackRock Municipal Income Trust II("Municipal Income II"), BlackRock California Municipal Income Trust II("California Income II") and BlackRock New York Municipal Income Trust II("New York Income II") (collectively the "Income IITrusts")(collectively the "Trusts") are organized as Delaware business trusts. Municipal Bond and New York Bond were organized on February 15, 2002. California Bond, Florida Bond, Maryland Bond, New Jersey Bond and Virginia Bond were organized on March 14, 2002. They had no transactions until April 25, 2002 when each of the Bond Trusts sold 7,679 common shares for $110,002 to BlackRock Advisors, Inc. Investment operations for the Bond Trusts commenced on April 30, 2002. The Income II Trusts were organized on June 21, 2002. They had no transactions until July 16, 2002 when each of the Income II Trusts sold 8,028 common shares for $115,001 to BlackRock Advisors, Inc. Investment operations for the Income II Trusts commenced on July 30, 2002. Municipal Bond and Municipal Income II are registered as diversified closed-end management investment companies under the Investment Company Act of 1940. California Bond, California Income II, Florida Bond, Maryland Bond, New Jersey Bond, New York Bond, New York Income II and Virginia Bond are registered as non-diversified closed-end management investment companies under the Investment Company Act of 1940. The ability of issuers of debt securities held by the Trusts to meet their obligations may be affected by economic developments in a state, a specific industry or region.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of each Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the gross income of each Trust consists of tax-exempt interest, no Federal income tax provisions are required.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board of Trustees on September 20, 2002, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

Each Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor to each Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   Each Trust's investment advisory fees paid to the Advisor are computed weekly and payable monthly based on an annual rate, 0.65% for the Bond Trusts and 0.55% for the Income II Trusts, of each Trust's average weekly managed assets. "Managed assets" means the total assets of a Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fee or other expenses of each Trust. With respect to the Bond Trusts the waiver, as a percentage of managed assets, is as follows: 0.30% for the first 5 years of each Trust's operations, 0.25% in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9 and 0.05% in year 10. With respect to the Income II Trusts the waiver, as a percentage of managed assets, is as follows: 0.15% for the first 5 years of each Trust's operations, 0.10% in year 6 through year 7, 0.05% in year 8 through year 10. The investment advisory fee and waiver amount for each Trust from the commencement of investment operations (April 30, 2002 for the Bond Trusts and July 30, 2002 for the Income II Trusts) through August 31,2002 were as follows:

FUND                    ADVISORY FEE        WAIVER               FUND                   ADVISORY FEE         WAIVER
--------                ------------        --------             -----------------      ------------         --------
Municipal Bond            $444,125          $204,981             Maryland Bond            $ 87,170           $40,232
Municipal Income II        152,741            41,657             New Jersey Bond            97,897            45,183
California Bond            146,284            67,516             New York Bond             117,932            54,430
California Income II        52,657            14,361             New York Income II         32,159             8,771
Florida Bond               144,686            66,778             Virginia Bond              65,868            30,401

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of each Trust. Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

NOTE 3. PORTFOLIO SECURITIES

   Purchases and sales of investment securities, other than short-term investments, from the commencement of investment operations (April 30, 2002 for the Bond Trusts and July 30, 2002 for the Income II Trusts) through August 31,2002 were as follows:

FUND                      PURCHASES          SALES               FUND                     PURCHASES           SALES
--------                ------------      -----------            ------------------      -----------        ----------
Municipal Bond          $269,824,443      $37,152,858            Maryland Bond           $46,368,255        $ 216,114
Municipal Income II      303,325,964               --            New Jersey Bond          57,339,070        5,986,450
California Bond           86,769,007       10,297,175            New York Bond            67,766,612        6,722,573
California Income II      81,548,685               --            New York Income II       60,327,107               --
Florida Bond              75,541,845               --            Virginia Bond            36,730,641        2,098,756

   At August 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by each Trust is as follows:

FUND                              COST         APPRECIATION      DEPRECIATION          NET
--------                      ------------     ------------      ------------       ----------
Municipal Bond                $233,338,314      $6,652,171        $1,349,522        $5,302,649
Municipal Income II            389,339,421       3,578,089         1,931,118         1,646,971
California Bond                 76,659,727       2,479,299           288,339         2,190,960
California Income II           128,464,767         903,625            87,054           816,571
Florida Bond                    75,620,042       2,386,733                --         2,386,733
Maryland Bond                   46,145,976       1,149,267                --         1,149,267
New Jersey Bond                 51,440,467       1,162,480           322,802           839,678
New York Bond                   61,223,345       1,613,091             1,040         1,612,051
New York Income II              73,827,214         737,768            26,313           711,455
Virginia Bond                   34,685,013       1,030,062                --         1,030,062

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized for each Trust. Each Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. At August 31, 2002 the shares outstanding and the shares owned by the Advisor of each Trust were:

                           COMMON           COMMON                                         COMMON            COMMON
                           SHARES        SHARES OWNED                                      SHARES         SHARES OWNED
FUND                     OUTSTANDING    BY THE ADVISOR           FUND                    OUTSTANDING     BY THE ADVISOR
--------                 -----------    --------------           ------------------      -----------     --------------
Municipal Bond           10,110,959          7,679               Maryland Bond            2,012,881           7,679
Municipal Income II      22,458,028          8,028               New Jersey Bond          2,262,306           7,679
California Bond           3,350,310          7,679               New York Bond            2,700,991           7,679
California Income II      7,808,028          8,028               New York Income II       4,858,028           8,028
Florida Bond              3,308,251          7,679               Virginia Bond            1,513,024           7,679

   Transactions in common shares of beneficial interest from the commencement of investment operations (April 30, 2002 for the Bond Trusts and July 30, 2002 for the Income II Trusts) through August 31, 2002 were as follows:

                                                        SHARES FROM
                             -----------------------------------------------------------------
                                 INITIAL          UNDERWRITERS' EXERCISING        REINVESTMENT              NET INCREASE IN
FUND                         PUBLIC OFFERING      THE OVER-ALLOTMENT OPTION       OF DIVIDENDS            SHARES OUTSTANDING
-------                      ---------------      -------------------------       ------------            ------------------
Municipal Bond                  9,347,679                   750,000                   13,280                  10,110,959
Municipal Income II            21,458,028                 1,000,000                       --                  22,458,028
California Bond                 3,007,679                   335,000                    7,631                   3,350,310
California Income II            7,408,028                   400,000                       --                   7,808,028
Florida Bond                    2,932,679                   375,000                      572                   3,308,251
Maryland Bond                   1,767,679                   245,000                      202                   2,012,881
New Jersey Bond                 2,007,679                   250,000                    4,627                   2,262,306
New York Bond                   2,457,679                   240,000                    3,312                   2,700,991
New York Income II              4,508,028                   350,000                       --                   4,858,028
Virginia Bond                   1,347,679                   165,000                      345                   1,513,024

   Offering costs incurred in connection with each Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares are as follows:

FUND                   OFFERING COST        FUND                   OFFERING COST
--------               -------------        -------------------    -------------
Municipal Bond           $292,700           Maryland Bond            $ 50,150
Municipal Income II       658,500           New Jersey Bond            57,500
California Bond            90,050           New York Bond              70,700
California Income II      219,000           New York Income II        130,500
Florida Bond               89,000           Virginia Bond              35,150

   On June 12, 2002, the Bond Trusts reclassified common shares of beneficial interest and issued several series of Auction Market Preferred Shares ("preferred shares") listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

FUND                       SERIES           SHARES               FUND                      SERIES            SHARES
--------                 ----------       -----------            --------                ----------        -----------
Municipal Bond               T7              1,810               Maryland Bond               R7                720
                             R7              1,810               New Jersey Bond             M7                809
California Bond              F7              1,199               New York Bond               T7                968
Florida Bond                 W7              1,191               Virginia Bond               R7                541

   Underwriting discounts and offering costs incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

                        UNDERWRITING       OFFERING                                     UNDERWRITING        OFFERING
FUND                      DISCOUNT           COST                FUND                     DISCOUNT            COST
--------                ------------       ---------             ---------------        ------------        ---------
Municipal Bond            $905,000          $360,738             New Jersey Bond           $202,250         $ 87,607
California Bond            299,750           125,501             New York Bond              242,000          103,056
Florida Bond               297,750           124,724             Virginia Bond              135,250           61,566
Maryland Bond              180,000            78,959

   Dividends on seven day preferred shares are cumulative at a rate which is reset every 7 days based on the results of an auction. The dividend ranges on the preferred shares for each of the Bond Trusts from the commencement of investment operations (April 30, 2002) through August 31, 2002, were:

FUND                      LOW        HIGH             FUND                    LOW         HIGH
--------                 ------     ------            --------               -----       -----
Municipal Bond           1.19%      1.50%             New Jersey Bond        0.90%       1.20%
California Bond          0.875%     1.40%             New York Bond          1.00%       1.35%
Florida Bond             1.00%      1.35%             Virginia Bond          1.30%       1.45%
Maryland Bond            1.25%      1.50%

   A Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Declaration of Trust, are not satisfied.

   The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two Trustees for each Trust. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in a Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to August 31, 2002, the Board of Trustees of each of the Bond Trusts declared dividends from undistributed earnings per common share payable October 1, 2002, to shareholders of record on September 16, 2002. The per share common dividends declared were:

                    COMMON DIVIDEND                              COMMON DIVIDEND
FUND                   PER SHARE             FUND                   PER SHARE
--------            ---------------          ---------------     ---------------
Municipal Bond        $0.084375              New Jersey Bond        $0.077500
California Bond        0.078125              New York Bond           0.076250
Florida Bond           0.076250              Virginia Bond           0.070625
Maryland Bond          0.070000

   The dividends declared on preferred shares for the period September 1, 2002 to September 30, 2002, for each series of each of the Bond Trusts was as follows:

                                           DIVIDENDS                                                        DIVIDENDS
FUND                       SERIES          DECLARED              FUND                      SERIES           DECLARED
--------                   ------          ---------             ---------------           ------           ---------
Municipal Bond               T7             $50,752              Maryland Bond               R7             $19,199
                             R7              47,277              New Jersey Bond             M7              17,871
California Bond              F7              31,606              New York Bond               T7              25,284
Florida Bond                 W7              29,751              Virginia Bond               R7              14,748

NOTE 6. SUBSEQUENT EVENTS

On September 19, 2002, each of the Income II Trusts reclassified common shares of beneficial interest and issued several series of Auction Market Preferred Shares ("preferred shares") listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

FUND                       SERIES           SHARES               FUND                      SERIES            SHARES
--------                   ------          ---------             ---------------           ------           ---------
Municipal Income II          M7              2,055               California Income II        T7               1,439
                             T7              2,056                                           R7               1,439
                             W7              2,055               New York Income II          W7               1,786
                             R7              2,056

   Underwriting discounts and offering costs incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

                        UNDERWRITING       OFFERING                                     UNDERWRITING        OFFERING
FUND                      DISCOUNT           COST                FUND                     DISCOUNT            COST
--------                ------------       ---------             ---------------        ------------        ---------
Municipal Income II     $2,055,500          $316,954             New York Income II        $446,500          $99,639
California Income II       719,500           125,210

   On September 20, 2002, the Board of Trustees of each of the Income II Trusts declared their first monthly dividend, payable on October 1, 2002 for common shareholders of record as of September 27, 2002 for the following amounts.

FUND                              RATE
--------                        ---------
Municipal Income II             $0.08375
California Income II            $0.08125
New York Income II              $0.07875

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Board of Trustees and Shareholders of:

   BlackRock Municipal Bond Trust, BlackRock California Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust (collectively the "Bond Trusts"), BlackRock Municipal Income Trust II, BlackRock California Municipal Income Trust II and BlackRock New York Municipal Income Trust II (collectively the "Income II Trusts") (collectively the "Trusts").

   We have audited the accompanying statements of assets and liabilities of the Trusts, including the portfolios of investments, as of August 31, 2002 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from April 30, 2002 (commencement of investment operations) through August 31, 2002 for the Bond Trusts and July 30, 2002 (commencement of investment operations) through August 31, 2002 for the Income II Trusts. These financial statements are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statement presents fairly, in all material respects, the financial position of the Trusts at August 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------
Boston, Massachusetts
October 4, 2002

                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------


   Pursuant to each Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the Trust's primary exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

   Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

TRUSTEES INFORMATION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                      INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------
Name, address, age     Andrew F. Brimmer          Richard E. Cavanagh         Kent Dixon
                       P.O. Box 4546              P.O. Box 4546               P.O. Box 4546
                       New York, NY 10163-4546    New York, NY 10163-4546     New York, NY 10163-4546
                       Age: 76                    Age: 56                     Age: 65
-----------------------------------------------------------------------------------------------------
Current positions      Lead Trustee               Trustee                     Trustee
held with the Funds
-----------------------------------------------------------------------------------------------------
Term of office and     3 years(2)/                3 years(2)/                 3 years(2)/
length of time served  since inception(3)         since inception(3)          since inception(3)
-----------------------------------------------------------------------------------------------------
Principal occupations  President of Brimmer &     President and Chief         Consultant/Investor.
during the past five   Company, Inc., a           Executive Officer of The    Former President and
years                  Washington, D.C.-based     Conference Board, Inc., a   Chief Executive Officer
                       economic and financial     leading global business     of Empire Federal Savings
                       consulting firm. Wilmer    membership organization,    Bank of America and Banc
                       D. Barrett Professor of    from 1995-present. Former   PLUS Savings Association,
                       Economics, University of   Executive Dean of the       former Chairman of the
                       Massachusetts - Amherst.   John F. Kennedy School of   Board, President and
                       Formerly member of the     Government at Harvard       Chief Executive Officer
                       Board of Governors of the  University from             of Northeast Savings.
                       Federal Reserve System.    1988-1995. Acting
                       Former Chairman, District  Director, Harvard Center
                       of Columbia Financial      for Business and
                       Control Board.             Government (1991-1993).
                                                  Formerly Partner
                                                  (principal) of McKinsey &
                                                  Company, Inc. (1980-
                                                  1988). Former Executive
                                                  Director of Federal Cash
                                                  Management, White House
                                                  Office of Management and
                                                  Budget (1977-1979).
                                                  Co-author, THE WINNING
                                                  PERFORMANCE (best selling
                                                  management book published
                                                  in 13 national editions).
-----------------------------------------------------------------------------------------------------
Number of portfolios   40(4)                      40(4)                       40(4)
overseen within the
fund complex
-----------------------------------------------------------------------------------------------------
Other Directorships    Director of CarrAmerica    Trustee Emeritus,           Former Director of ISFA
held outside of the    Realty Corporation and     Wesleyan University,        (the owner of INVEST, a
fund complex           Borg-Warner Automotive.    Trustee: Drucker            national securities
                       Formerly Director of       Foundation, Airplanes       brokerage service
                       AirBorne Express,          Group, Aircraft Finance     designed for banks and
                       BankAmerica Corporation    Trust (AFT) and             thrift institutions).
                       (Bank of America), Bell    Educational Testing
                       South Corporation,         Service (ETS). Director,
                       College Retirement         Arch Chemicals, Fremont
                       Equities Fund (Trustee),   Group and The Guardian
                       Commodity Exchange, Inc.   Life Insurance Company of
                       (Public Governor),         America.
                       Connecticut Mutual Life
                       Insurance Company, E.I.
                       Dupont de Nemours &
                       Company, Equitable Life
                       Assurance Society of the
                       United States, Gannett
                       Company, Mercedes-Benz of
                       North America, MNC
                       Financial Corporation
                       (American Security Bank),
                       NCM Capital Management,
                       Navistar International
                       Corporation, PHH Corp.
                       and UAL Corporation
                       (United Airlines).
-----------------------------------------------------------------------------------------------------
For "Interested
Trustee"
Relationships,
events or
transactions by reason
of which the trustee
is an interested
person as defined in
Section 2(a)(19)(1940
Act)
-----------------------------------------------------------------------------------------------------

(1) Interested Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.
(2) The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which he is elected.
(3) Commencement of investment operations (April 30, 2002 for the Bond Trusts and July 30, 2002 for the Income II Trusts).
(4) The fund complex currently consists of 40 separate closed-end funds, each with one investment portfolio.

-----------------------------------------------------------------------------------------------------------------------------------
                       INDEPENDENT TRUSTEES (CONTINUED)                                       INTERESTED TRUSTEES(1)
-----------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi          James Clayburn La Force, Jr.   Walter F. Mondale         Ralph L. Schlosstein(1)   Robert S. Kapito1
P.O. Box 4546             P.O. Box 4546                  P.O. Box 4546             40 East 52nd Street       40 East 52nd Street
New York, NY 10163-4546   New York, NY 10163-4546        New York, NY 10163-4546   New York, NY 10154        New York, NY 10154
Age: 54                   Age: 73                        Age: 74                   Age: 51                   Age: 45
-----------------------------------------------------------------------------------------------------------------------------------
Trustee                   Trustee                        Trustee                   Chairman of the Board     President and Trustee
-----------------------------------------------------------------------------------------------------------------------------------
3 years(2)/               3 years(2)/                    3 years(2)/               3 years(2)/               3 years(2)/
since inception(3)        since inception(3)             since inception(3)        since inception(3)        since August 22, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Consultant. Editor        Dean Emeritus of The           Partner, Dorsey &         Director since 1999       Vice Chairman of
of THE JOURNAL OF         John E. Anderson               Whitney, a law firm       and President of          BlackRock, Inc. Head
PORTFOLIO MANAGEMENT      Graduate School of             (December                 BlackRock, Inc.           of the Portfolio
and Adjunct               Management,                    1996-present,             since its formation       Management Group.
Professor of Finance      University of                  September                 in 1998 and of            Also a member of the
at the School of          California since               1987-August 1993).        BlackRock, Inc.'s         Management
Management at Yale        July 1, 1993. Acting           Formerly U.S.             predecessor entities      Committee, the
University. Author        Dean of The School             Ambassador to Japan       since 1988. Member        Investment Strategy
and editor of             of Business, Hong              (1993-1996).              of the Management         Group, the Fixed
several books on          Kong University of             Formerly Vice             Committee and             Income and Global
fixed income              Science and                    President of the          Investment Strategy       Operating Committees
portfolio                 Technology                     United States, U.S.       Group of BlackRock,       and the Equity
management. Visiting      1990-1993. From 1978           Senator and Attorney      Inc. Formerly,            Investment Strategy
Professor of Finance      to September 1993,             General of the State      Managing Director of      Group. Responsible
and Accounting at         Dean of The John E.            of Minnesota. 1984        Lehman Brothers,          for the portfolio
the Sloan School of       Anderson Graduate              Democratic Nominee        Inc. and Co-head of       management of the
Management,               School of                      for President of the      its Mortgage and          Fixed Income,
Massachusetts             Management,                    United States.            Savings Institutions      Domestic Equity and
Institute of              University of                                            Group. Currently,         International
Technology from 1986      California.                                              Chairman of each of       Equity, Liquidity,
to August 1992.                                                                    the closed-end            and Alternative
                                                                                   Trusts in which           Investment Groups of
                                                                                   BlackRock Advisors,       BlackRock. Currently
                                                                                   Inc. acts as              President and a
                                                                                   investment advisor.       Trustee of each of
                                                                                                             the closed-end
                                                                                                             Trusts in which
                                                                                                             BlackRock Advisors,
                                                                                                             Inc. acts as
                                                                                                             investment advisor.
-----------------------------------------------------------------------------------------------------------------------------------
40(4)                     40(4)                          40(4)                     40(4)                     40(4)
-----------------------------------------------------------------------------------------------------------------------------------
Director, Guardian        Director, Jacobs               Director, Northwest       Chairman and              Chairman of the Hope
Mutual Funds Group.       Engineering Group,             Airlines Corp.,           President of the          and Heroes
                          Inc., Payden & Rygel           UnitedHealth Group.       BlackRock Provident       Children's Cancer
                          Investment Trust,                                        Institutional Funds       Fund. President of
                          Provident Investment                                     and Director of           the Board of
                          Counsel Funds.                                           Anthricite Capital,       Directors of the
                          Advisors Series                                          Inc. and several of       Periwinkle National
                          Trust, Arena                                             BlackRock's               Theatre for Young
                          Pharmaceuticals,                                         alternative               Audiences. Director
                          Inc. and CancerVax                                       investment vehicles.      of icruise.com,
                          Corporation.                                             Currently, a Member       Corp.
                                                                                   of the Visiting
                                                                                   Board of Overseers
                                                                                   of the John F.
                                                                                   Kennedy School of
                                                                                   Government at
                                                                                   Harvard University,
                                                                                   the Financial
                                                                                   Institutions Center
                                                                                   Board of the Wharton
                                                                                   School of the
                                                                                   University of
                                                                                   Pennsylvania, a
                                                                                   Trustee of Trinity
                                                                                   School in New York
                                                                                   City and a Trustee
                                                                                   of New Visions for
                                                                                   Public Education in
                                                                                   New York City.
                                                                                   Formerly, a Director
                                                                                   of Pulte Corporation
                                                                                   and a Member of
                                                                                   Fannie Mae's
                                                                                   Advisory Council.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Director and President    Vice Chairman of the
                                                                                   of the Advisor.           Advisor
-----------------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------

WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT
INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trusts common shares are traded on either the New York Stock Exchange or the American Stock Exchange, both of which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the issuance of preferred shares. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review each Trust's use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

THE TRUSTS ARE INTENDED TO BE A LONG-TERM INVESTMENT AND ARE NOT SHORT-TERM TRADING VEHICLES.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

LEVERAGE. The Trusts utilize leverage through the issuance of preferred shares, which involves special risks. The Trusts' net asset value and market value may be more volatile due to the use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the New York Stock Exchange (NYSE) or the American Stock Exchange (AMEX) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in a Trust have, a Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trusts may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. A Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of the Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trusts may invest in securities subject to alternative minimum tax.

BLACKROCK MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of municipal obligations, which include debt obligations issued by the United States, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. As such, the
Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK MUNICIPAL INCOME TRUST II

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of municipal obligations, which include debt obligations issued by the United States, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. As such, the
Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and California income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and California income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

BLACKROCK FLORIDA MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Florida municipal obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Florida intangible personal property tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK MARYLAND MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Maryland personal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Maryland municipal obligations, which include debt obligations issued by the State of Maryland, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Maryland personal income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Maryland personal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New Jersey municipal obligations, which include debt obligations issued by the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New Jersey gross income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing primarily in municipal bonds that pay interest that is exempt from regular
Federal income tax and New Jersey gross income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK NEW YORK MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Virginia personal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust manages its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust invests primarily all of the assets in a portfolio of Virginia municipal obligations, which include debt obligations issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Virginia personal income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Virginia personal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (Federal alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolios.

     We are required by the Internal Revenue Code to advise you within 60 days of the Bond Trusts' tax year-end as to federally tax-exempt interest dividends received by you during such tax year. Accordingly, we are advising you that all dividends paid by the Bond Trusts during the tax year ended October 31, 2002, were federally tax-exempt interest dividends.

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trusts and is not intended to incorporate BlackRock's website into this report.

     Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director anD Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.


                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock  exchange.  Each
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         market price, the Trust is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. Each Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Common   shareholders   may  have  all   dividends  and
                         distributions of capital gains automatically reinvested into additional shares of their respective Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by a Trust,  including
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for each Trust is calculated weekly and published in BARRON'S on Saturday and THE
                         WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal and interest on the  tax-exempt  issue and to
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

                           BlackRock Closed-End Funds


Trustees
   Ralph L. Schlosstein, CHAIRMAN*
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito*
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT*
   Kevin M. Klingert, VICE PRESIDENT
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Sub-Advisor
   BlackRock Financial Management, Inc.
   40 East 52nd Street
   New York, NY 10022

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

----------
* Laurence D. Fink has resigned his positions as Trustee and Chairman of the Board effective August 22, 2002, and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of BlackRock Advisors, Inc. The Board of Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Trustee of the Board effective August 22, 2002.


Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Auction Agent (Bond Trusts)
   Bank of New York
   5 Penn Plaza, 13th Floor
   New York, NY 10001

Auction Agent (Income II Trusts)
   Deutsche Bank Trust Company Americas
   4 Albany Street
   New York, NY 10006

Independent Auditors
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Trustees
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

BlackRock Closed-End Funds
c/o BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

     The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called
"householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

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